                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. )

  Filed by the Registrant[X]

  Filed by a Party other than the Registrant[ ]

  Check the appropriate box:

  [ ]   Preliminary Proxy Statement

  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

  [X]   Definitive Proxy Statement

  [ ]   Definitive Additional Materials

  [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                         Collins & Aikman Corporation
 ................................................................................

               (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than Registrant)
 ................................................................................

  Payment of Filing Fee (Check the appropriate box):

  [X] No Fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      1) Title of each class of securities to which transaction applies:
 ................................................................................

      2) Aggregate number of securities to which transaction applies:
 ................................................................................

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:
 ................................................................................

      5) Total fee paid:
 ................................................................................

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
 ................................................................................

      2) Form, Schedule or Registration Statement No.:
 ................................................................................

      3) Filing Party:
 ................................................................................

      4) Date Filed:
 ................................................................................

[Collins & Aikman Logo]

                          Collins & Aikman Corporation
                              5755 New King Court
                              Troy, Michigan 48098

                                                                   April 5, 2000

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Collins & Aikman Corporation to be held on May 1, 2000 at the New York Palace Hotel, 455 Madison Avenue at 50th Street, New York, New York 10022, at 11:00 a.m., Eastern Daylight Savings Time.

  You are urged to read carefully the formal notice of the meeting and the Proxy Statement which follow. After reading them, please sign, date and mail the enclosed proxy card so that your shares will be represented at the meeting. A prepaid return envelope is provided for this purpose.

  We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ Thomas E. Evans

                                          Thomas E. Evans
                                          Chairman of the Board
                                          and Chief Executive Officer

                         COLLINS & AIKMAN CORPORATION
                              5755 New King Court
                             Troy, Michigan 48098

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 1, 2000

                               ----------------

To the Stockholders of
COLLINS & AIKMAN CORPORATION:

  NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of the holders of common stock, par value $0.01 per share (the "Common Stock"), of COLLINS & AIKMAN CORPORATION, a Delaware corporation (the "Company"), will be held on May 1, 2000 at the New York Palace Hotel, 455 Madison Avenue at 50th Street, New York, New York 10022, commencing at 11:00 a.m., Eastern Daylight Savings Time, for the purpose of considering and voting upon the following matters:

  (I) the election of three directors to hold office until the year 2003 Annual Meeting and thereafter until their successors are elected and qualified;

  (II) the approval of the amendment of certain provisions of the Company's 1994 Employee Stock Option Plan;

  (III) the approval of the Company's 2000 Employee Stock Option Plan; and

  (IV) such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

  The Board of Directors has fixed the close of business on March 15, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Therefore, only holders of record of Common Stock at the close of business on such date will be entitled to notice of and to vote at the Meeting.

  A complete list of stockholders entitled to notice of and to vote at the Meeting will be available at the offices of Hughes, Hubbard & Reed, One Battery Park Plaza, 12th Floor, New York, New York 10004, at least ten days prior to the Meeting. The list will also be available for inspection by stockholders at the Meeting on the day thereof.

  Stockholders are requested to sign and date the enclosed proxy and return it promptly in the enclosed pre-addressed reply envelope, whether or not they plan to attend the Meeting, so that their shares may be represented. Any proxy may be revoked by filing with the Secretary of the Company in care of the First Union Customer Information Service Center at the address set forth in the accompanying Proxy Statement either a written notice of revocation bearing a later date than the proxy or a subsequent proxy relating to the same shares at any time prior to the time the proxy is voted. Further, any person who has executed a proxy and is present at the Meeting may vote in person instead of by proxy, thereby canceling any proxy previously given.

                                          By Order of the Board of Directors,

                                          /s/ Ronald T. Lindsay

                                          Ronald T. Lindsay
                                          Secretary

PLEASE EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING.

April 5, 2000

                                PROXY STATEMENT

                               ----------------

                         COLLINS & AIKMAN CORPORATION
                              5755 New King Court
                             Troy, Michigan 48098

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held May 1, 2000

General Information

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Collins & Aikman Corporation, a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held on May 1, 2000 at the New York Palace Hotel, 455 Madison Avenue, New York, New York 10022, commencing at 11:00 a.m., Eastern Daylight Savings Time, and at any adjournment or postponement thereof (the "Meeting").

  The presence, in person or by proxy, of stockholders holding a majority of the shares entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting.

  All shares of the common stock, par value $0.01 per share (the "Common Stock"), of the Company which are entitled to vote and are represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted to elect the three nominees for director named below (or if any nominee becomes unavailable, such other person as the Nominating Committee of the Board of Directors or the Company selects), to approve the amendment of certain provisions of the Company's 1994 Employee Stock Option Plan as described below, to approve the Company's 2000 Employee Stock Option Plan and in accordance with the Board of Directors' recommendations with respect to any other matter that may properly come before the Meeting.

  The Board of Directors has fixed the close of business on March 15, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting. Therefore, only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting.

  Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by filing, with the Secretary of the Company (in care of the First Union Customer Information Service Center, Client Service Group, 1525 West W.T. Harris Boulevard, 3C3, Charlotte, North Carolina, 28288-1153, Attention: Proxy Department) at any time prior to the time the proxy is voted, either a written notice of revocation bearing a later date than the proxy or a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

  All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares of Common Stock held of record by such custodians, nominees and fiduciaries, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, the Company has retained Georgeson & Company Inc. to distribute proxy soliciting materials to brokers, banks and institutional holders for a fee of approximately $1,000, plus reasonable expenses.

  This Proxy Statement and the accompanying proxy are being mailed to stockholders commencing on or about April 5, 2000.

Voting Securities and Principal Stockholders

  On the Record Date, 61,879,272 shares of Common Stock were outstanding. Only holders of Common Stock of record on the close of business on the Record Date are entitled to notice of and to vote at the Meeting. Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters to come before the Meeting.

  Set forth in the table below is certain information as of March 15, 2000 regarding the beneficial ownership of voting securities of the Company by persons who are known to the Company to own beneficially more than 5% of the Company's voting stock.

                                                       Amount and
                                                       Nature of     Percent
                               Name and Address        Beneficial      of
Title of Class                of Beneficial Owner      Ownership      Class
--------------                -------------------      ----------    -------
Common Stock, par value  Blackstone Capital Partners   26,131,107(1)    42%
 $0.01 per share         L.P. 345 Park Avenue
                         New York, New York 10154

                         Wasserstein/C&A               27,845,589(2)    45%
                         Holdings, L.L.C.
                         31 West 52nd Street
                         New York, New York 10019

--------
(1) Of these shares (i) 20,571,403 shares are held directly by Blackstone Capital Partners L.P., a Delaware limited partnership ("Blackstone Partners"), the sole general partner of which is Blackstone Management Associates L.P. ("Blackstone Associates"), (ii) 1,061,413 shares are held directly by Blackstone Family Investment Partnership I L.P., a Delaware limited partnership ("BFIP"), the sole general partner of which is Blackstone Management Associates I L.L.C. ("BMA"), (iii) 93,291 shares are held directly by Blackstone Advisory Directors Partnership L.P., a Delaware limited partnership ("BADP"), the sole general partner of which is Blackstone Associates, and (iv) 4,405,000 shares are held directly by Blackstone Capital Company II, L.L.C., a Delaware limited liability company, all the ownership interest of which is owned directly and indirectly by Blackstone Partners, BFIP and BADP.
(2) Of these shares (i) 27,629,573 are held directly by Wasserstein/C&A Holdings, L.L.C. (the "Wasserstein L.L.C."), which is controlled by Wasserstein Perella Partners, L.P. ("WP Partners"), the sole general partner of which is Wasserstein Perella Management Partners, Inc. ("WP Management"), which is an indirect wholly-owned subsidiary of Wasserstein Perella Group, Inc. ("WP Group"), (ii) 153,625 are held directly by WPPN, Inc., an indirect subsidiary of WP Group, (iii) 45,000 shares are held directly 33% by each of three trusts for which Bruce Wasserstein, the Chairman and Chief Executive Officer of WP Management (who is also a director and stockholder of WP Group), is the Co-Trustee and (iv) 17,391 are owned directly by Bruce Wasserstein.

Security Ownership of Management

  Set forth in the table below is certain information as of March 15, 2000 regarding the beneficial ownership of equity securities of the Company by (i) directors of the Company, (ii) the executive officers of the Company named in the Summary Compensation Table set forth in this Proxy Statement (and referred to herein as the "Named Executive Officers") and (iii) directors and executive officers of the Company as a group. Unless otherwise indicated, the beneficial owner has sole voting power and sole investment power over the securities shown below.

                                              Amount and Nature of
Title of Class  Name of Beneficial Owner      Beneficial Ownership  Percent of Class
--------------  ------------------------      --------------------  ----------------
Common
 Stock,
 par
 value
 $0.01
 per
 share          Bruce R. Barnes                            0(1)
                Robert C. Clark                       60,000(2)            *
                Thomas E. Evans                      548,681(3)            *
                Dean C. Gaskins                       81,000(4)            *
                Marc S. Goldberg                           0
                Thomas E. Hannah                     981,435(5)           1.6%
                Dennis E. Hiller                     246,709(6)            *
                Richard C. Lappin                          0
                George L. Majoros, Jr.                 8,898(1)(7)         *
                James J. Mossman                           0(8)
                Elizabeth R. Philipp                  96,853(9)            *
                Warren B. Rudman                      50,000(2)            *
                Neil P. Simpkins                           0
                J. Michael Stepp                     273,402(10)           *
                D. Michael Weston                    152,000(11)           *
                Executive officers and
                 directors as a group (16
                 persons)                          1,183,319(12)          1.9%

--------
   * Less than one percent of shares of Common Stock outstanding.
 (1) Dr. Barnes and Mr. Majoros are officers of Wasserstein Perella & Co.,
     Inc. ("WP & Co."), which is under common control with WP Management. Mr. Majoros is also an employee of WP Management. WP Management is the general partner of WP Partners, which controls the Wasserstein L.L.C. The Wasserstein L.L.C. holds 27,629,573 shares of Common Stock directly. An additional 216,016 shares of Common Stock are held by affiliates of the Wasserstein L.L.C. See "Voting Securities and Principal Stockholders". However, Dr. Barnes and Mr. Majoros do not hold or share the power to vote or to dispose of the shares of Common Stock held directly by the Wasserstein L.L.C. or its affiliates and accordingly are not the beneficial owners of such shares.
 (2) Represents shares underlying options granted under the 1994 Directors Stock Option Plan (the "Directors Plan") which (i) are vested or (ii) will vest within 60 days unless the director ceases to be a director prior to that time.
 (3) Of these shares, (i) 145,000 are held directly, (ii) 3,681 shares are held indirectly in the Company Stock Fund of the Company's 401(k) plan and (iii) 400,000 represent shares underlying options granted under the Company's 1994 Employee Stock Option Plan (the "1994 Plan") and exercisable within 60 days.
 (4) Of these shares (i) 80,000 represent shares underlying options granted under the 1994 Plan which are vested, and (ii) 1,000 shares are held directly.
 (5) These shares represent shares underlying options granted under the Company's 1993 Employee Stock Option Plan (the "1993 Plan"), which are vested.
 (6) Of these shares (i) 95,566 represent shares underlying options granted under the 1993 Plan which are vested, (ii) 98,334 represent shares underlying options granted under the 1994 Plan which are vested, (iii) 26,795 shares are held directly (and Mr. Hiller shares voting power and investment power over such shares), (iv) 20,849 and 4,320 shares, respectively, are held indirectly in the Company Stock Fund of the Company's 401(k) plan and non-qualified excess benefit plan and (v) 845 shares are held by Mr. Hiller's spouse.
 (7) All shares are held directly.
 (8) Mr. Mossman, in his capacities as a general partner of Blackstone Associates and Member of BMA, shares with all general partners of Blackstone Associates and Members of BMA the power to vote and to dispose of 26,131,107 shares of Common Stock which are held directly by partnerships, including Blackstone Partners, of which Blackstone Associates or BMA is the sole general partner, and a limited liability company, all the limited liability company interest of which is owned directly and indirectly by partnerships of which Blackstone Associates or BMA is the sole general partner. See "Voting Securities and Principal Stockholders". For purposes of this filing under the Securities Exchange Act of 1934, as amended, Mr. Mossman may be deemed to be a beneficial owner of such securities; however, Mr. Mossman expressly disclaims such beneficial ownership of any equity securities of the Company.
(9) Of these shares (i) 91,853 represent shares underlying options granted under the 1993 Plan which are vested and (ii) 5,000 shares are held directly.
(10) Of these shares (i) 200,000 represent shares underlying options granted under the 1994 Plan which are vested, (ii) 65,000 shares are held directly (and Mr. Stepp shares voting power and investment power over such shares) and (iii) 2,791 and 5,611 shares, respectively, are held indirectly in the Company Stock Fund of the Company's 401(k) plan and non-qualified excess benefit plan.
(11) Of these shares (i) 150,000 represent shares underlying options granted under the 1994 Plan which are vested and (ii) 2,000 shares are held directly.
(12) Excludes shares held by Blackstone Partners and its affiliates and Wasserstein L.L.C. and its affiliates.

Voting

  As of March 15, 2000, Blackstone Partners and its affiliates and the Wasserstein L.L.C., which is controlled by WP Partners, and its affiliates (collectively, the "Partners") beneficially own or have the right to vote in the aggregate approximately 87% of the outstanding Common Stock. See "Voting Securities and Principal Stockholders" and "Information as to Nominees and other Directors--Certain Relationships". The Partners have advised the Company that they intend to vote all such shares in favor of PROPOSAL I, PROPOSAL II and PROPOSAL III. Accordingly, the presence of a quorum at the Meeting and the approval and adoption of PROPOSAL I, PROPOSAL II and PROPOSAL III are assured.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

  The Restated Certificate of Incorporation provides that the Board of Directors of the Company is divided into three classes serving staggered three-year terms. Three directors will be elected at the Meeting, each to hold office until his term expires at the year 2003 Annual Meeting and until his successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office. All the nominees are presently directors of the Company. Proxies will be voted for the election of the nominees listed below and identified as Nominees for Election at the Meeting, unless contrary instructions are set forth on the proxy card. If any nominee shall be unavailable to serve as a director, proxies will be voted for the election of such other person or persons as the Nominating Committee of the Board of Directors or the Company may select. The Company is not aware of any circumstances likely to render any nominee unavailable. According to the bylaws of the Company, directors shall be elected by a plurality of the votes cast. Therefore, the three persons receiving the greatest number of votes cast at the Meeting for the election of directors shall be elected as directors and abstentions and broker non-votes will not affect the outcome of the election, but they will be counted for purposes of determining whether a quorum is present.

Information as to Nominees and Other Directors

  Set forth below, as of March 15, 2000, are the name, age and principal occupation or employment during the last five years of each nominee for election to the Board of Directors and all other directors whose terms have not expired. None of the nominees or other directors is related to any executive officer or other director of the Company by blood, marriage or adoption. The affiliations between the Company and WP Management, WP Group, WP & Co., Blackstone and BGH (as such terms are defined herein) are set forth under "Voting Securities and Principal Stockholders" and "Information as to Nominees and other Directors--Certain Relationships".

Management recommends that stockholders vote FOR the election of each of Messrs. Clark, Goldberg and Simpkins.

Nominees for Election at the Meeting--Class III Directors

  Robert C. Clark, 56, has been a director of the Company since October 1994. Mr. Clark is Dean of the Harvard Law School and Royal Professor of Law. Mr. Clark joined Harvard Law School in 1979 after four years at Yale Law School, where he was a tenured professor, and became Dean in 1989. Mr. Clark is a corporate law specialist and author of numerous texts and legal articles. Prior to his association with academia, he was in private practice with Ropes & Gray. Mr. Clark is also a director of American Lawyer Media Holdings, Inc. and American Lawyer Media, Inc. and a trustee of Teachers Insurance Annuity Association (TIAA).

  Marc S. Goldberg, 56, has been a director of the Company since 1999. Mr. Goldberg has been a Senior Advisor to WP & Co. since 1999. Prior to that, Mr. Goldberg was Senior Vice President Worldwide Operations and Technology from 1995 to 1998 and Senior Vice President of Corporate Planning from 1990 to 1995 of Philip Morris Companies, Inc., a diversified manufacturing company.

  Neil P. Simpkins, 33, has been a director of the Company since 1999. He has been a Senior Managing Director of The Blackstone Group L.P. ("Blackstone") since January 2000 and a Managing Director from 1998 until 1999. Prior to that he was a principal at Bain Capital, Inc., a private equity investment firm, from 1993 until 1998.

Directors Whose Terms Expire at the 2001 Annual Meeting--Class I Directors

  Thomas E. Evans, 48, has been Chairman of the Board and Chief Executive Officer of the Company since April 1999. Previously, he was President of Tenneco Automotive, an automotive supplier and a division of Tenneco, Inc., from 1995 until April 1999. Prior to that, Mr. Evans served for six years with Case Corporation, a manufacturer of farm machinery and construction equipment and a subsidiary of Tenneco, Inc., in a series of senior management positions the last being Senior Vice President of Worldwide Operations. Prior to his employment with Case Corporation, he spent sixteen years in the automotive industry with Rockwell International and Federal Mogul Corporation. Mr. Evans is also a director of the Wisconsin Central Transportation Corporation, the Motor & Equipment Manufacturers Association, the National Association of Manufacturers and the Institute of Textile Technology.

  George L. Majoros, Jr., 38, has been a director of the Company since June 1995. Mr. Majoros is a Managing Director of WP & Co. and the Chief Operating Officer of its Merchant Banking Group. Mr. Majoros has been an officer of WP & Co. since February 1993. Prior to that, Mr. Majoros was an attorney in the law firm of Jones, Day, Reavis & Pogue. Mr. Majoros is also President and Chief Executive Officer and a director of Yardley of London, Ltd., a manufacturer of personal products.

  Richard C. Lappin, 55, has been a director of the Company and a Senior Managing Director of Blackstone since 1999. From 1990 to 1998 he was President and Chief Operating Officer of Fruit of the Loom Apparel Co., an apparel manufacturer. Mr. Lappin is also a director of American Axel & Manufacturing Holdings, Inc., Republic Technologies International, Inc., Haynes Holdings, Inc. and Clark USA, Inc.

Directors Whose Terms Expire at the 2002 Annual Meeting--Class II Directors

  Bruce R. Barnes, 38, has been a director of the Company since February 1999 and was Co-Chairman of the Board from February 1999 until April 1999. Dr. Barnes has been a Managing Director of WP & Co. since February 1997 and has been a senior member of its Merchant Banking Group since September 1998. He was Executive Vice President of Ziff Brothers Investments, L.L.C., a private investment company, from January 1995 to June 1996. Prior to that, at Ziff Communications Company, a privately-held publishing and media company, Dr. Barnes was Senior Vice President and Chief Financial Officer from September 1993 to December 1994 and was Vice President and Special Assistant to the Chairman from November 1992 to September 1993. Dr. Barnes is also a director of American Lawyer Media Holdings, Inc. and American Lawyer Media, Inc.

  James J. Mossman, 41, has been a director of the Company since January 1995. Mr. Mossman has been a Member of Blackstone Group Holdings L.L.C. ("BGH"), which is under common control with Blackstone Partners, since March 1996 pursuant to a reorganization of Blackstone Group Holdings L.P. ("Blackstone Group"), and has been a Senior Managing Director of Blackstone (or served in this capacity) since 1990. Mr. Mossman was a General Partner of Blackstone Group from 1990 to February 1996. Mr. Mossman is also a director of Transtar, Inc.

  Warren B. Rudman, 70, has been a director of the Company since June 1995. Mr. Rudman has been a partner in the law firm of Paul, Weiss, Rifkind, Wharton & Garrison since January 1993. Mr. Rudman served as a United States Senator from New Hampshire from 1980 through 1992 and as Attorney General of New Hampshire from 1970 until 1976. Mr. Rudman is also a director of the Chubb Corporation, Allied Waste, Boston Scientific, the American Stock Exchange and the Raytheon Company and an independent trustee of seventeen mutual funds of the Dreyfus Corporation.

  Certain Relationships. Blackstone Partners is a Delaware limited partnership formed in 1987 for the purpose of, among other things, (i) committing capital to facilitate corporate restructurings, leveraged buyouts, bridge financings and other investments and (ii) capitalizing affiliates that will engage in investment and merchant banking activities. The sole general partner of Blackstone Partners is Blackstone Associates, a Delaware limited partnership, whose general partners include Mr. Mossman. At present, the business of Blackstone Associates consists of performing the function of, and serving as, the general partner of certain limited partnerships, including Blackstone Partners. Messrs. Mossman, Lappin and Simpkins are also Members of Blackstone Management Partners L.L.C., which is the general partner of Blackstone Management Partners L.P. ("Blackstone Management"), and BMA, which is the general partner of BFIP.

  WP Partners is a Delaware limited partnership, the general partner of which is WP Management. WP Partners was formed by WP Group for the purpose of participating in merchant banking activities, including committing capital to the organization and consummation of leveraged buyout transactions. WP Management and WP Group are both Delaware corporations. WP Management serves as general partner of WP Partners and as such is engaged in managing WP Partners. WP Group is an international private advisory and merchant banking firm. The principal subsidiary of WP Group is WP & Co., an international investment banking firm. Dr. Barnes and Mr. Majoros are Managing Directors of WP & Co. Mr. Majoros is also an employee of WP Management.

  As of March 15, 2000, Blackstone Partners and its affiliates and the Wasserstein L.L.C., which is controlled by WP Partners, and its affiliates beneficially own or have the right to vote in the aggregate approximately 87% of the outstanding Common Stock and are in a position to jointly control the Company.

  Certain Agreements. Blackstone Partners, WP Partners and the Company have entered into an Amended and Restated Stockholders Agreement (the "Stockholders Agreement") relating to the governance and management of the Company, and WP Partners and Blackstone Partners have entered into a Voting Agreement (the "Voting Agreement") relating to voting for nominees affiliated with each other. Pursuant to the Voting Agreement, each Partner will be obligated to vote for nominees to the Board of Directors that are affiliated with the other Partner (and in certain circumstances, a transferee of the other Partner). Pursuant to the Stockholders Agreement, each of WP Partners, Blackstone Partners and the Company has a right of first refusal with regard to sales of Common Stock by each Partner (with certain exceptions). Each Partner also has the right to sell along with the other (with certain exceptions). Under certain circumstances, such as resignation of a director, the Company is required to replace the director with an individual affiliated with the same Partner as the former director. The affiliates of Blackstone Partners who hold shares of Common Stock directly and the Wasserstein L.L.C. are successors under the Stockholders Agreement to Blackstone Partners and WP Partners, respectively, with respect to the shares of Common Stock such entities hold directly and as such are bound by the obligations of and entitled to the rights of their affiliated Partner under the Stockholders Agreement.

  The shares of Common Stock beneficially owned by Blackstone Partners and the Wasserstein L.L.C. and their affiliates have, in each case, been pledged to The Chase Manhattan Bank in connection with the financing of the purchase of a portion of those shares under a credit facility with The Chase Manhattan Bank and to secure the obligations of the pledgors under such credit facility. The credit facility with The Chase Manhattan Bank contains events of default typical for facilities of this type (with customary qualifications and exceptions), including nonpayment of principal or interest; violation of covenants; material breaches of representations and warranties; bankruptcy; material undischarged judgments; invalidity of security documents; Change in Control (as defined therein); and insufficiency of Collateral Value of the Stock Collateral (as defined therein).

 Meetings and Committees of the Board of Directors.

  Meetings and Attendance. In fiscal 1999, the Board of Directors held a total of three meetings and took action by unanimous written consent on six occasions. All incumbent directors attended at least 75% of the aggregate of the total number of meetings held by the Board and the total number of meetings held by the Committees on which he served during fiscal 1999.

  Committees of the Board. The Board of Directors has designated the Audit Committee, which consists of Mr. Clark and Mr. Rudman, and the Compensation Committee, which currently consists of Mr. Lappin and Dr. Barnes. In addition, the Company's Restated Certificate of Incorporation provides for the Nominating Committee, which consists of Messrs. Barnes, Clark, Goldberg, Lappin, Majoros, Mossman, Rudman, and Simpkins.

  The Audit Committee held two meetings in fiscal 1999. The Audit Committee's function is to meet with the Company's independent public accountants and with management to make inquiries regarding the manner in which the responsibilities of each are being discharged. The Audit Committee reviews the scope of audit and non-audit assignments and related fees, the Company's accounting principles, and the adequacy of internal controls.

  The Compensation Committee held one formal meeting in fiscal 1999 and took action by unanimous written consent on eight occasions. The Compensation Committee's function is to determine compensation for executive officers of the Company and to decide matters and policies with respect to the compensation of such executive officers, including the entry into employment agreements and the grant of awards under, and administration of, the Company's option plans. The Compensation Committee is not entitled to award or authorize any compensation to be paid to any executive officer of the Company who is also a partner or employee of Blackstone Partners, WP Partners or their affiliates. See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION".

  The Nominating Committee held one meeting in fiscal 1999 and took action by unanimous written consent on one occasion. The Nominating Committee's function is to nominate, by a majority vote thereof, persons for election to the Board of Directors at any annual meeting of stockholders or at any special meeting of stockholders called for the purpose of electing directors. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company, giving the recommended candidate's name, biographical data and qualifications, not later than the date by which stockholder proposals for action must be submitted. See "STOCKHOLDER PROPOSALS". Pursuant to the Restated Certificate of Incorporation of the Company, the Nominating Committee consists of all directors serving on the Board of Directors, excluding directors that are salaried employees of the Company.

                            COMPENSATION COMMITTEE

                       REPORT ON EXECUTIVE COMPENSATION

  The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee is responsible for the design, administration and oversight of all senior management compensation and benefit policies, plans, programs and agreements.

Executive Officer Compensation

  The Company's compensation programs for its executive officers are intended to attract and retain qualified executives for the Company, to recognize individual performance in conjunction with overall corporate performance and to link a significant portion of the compensation paid to executives with the Company's current and long-term performance. The Compensation Committee believes that these goals are best implemented by providing a compensation package consisting of three major components: base salary, short-term incentive compensation and long-term incentive compensation.

  The Compensation Committee is not empowered to award or authorize any compensation to be paid to any executive officer of the Company who is also a partner or employee of Blackstone Partners, WP Partners, Blackstone Group, WP Management or WP & Co. None of the Company's current executive officers is a partner or employee of Blackstone Partners, WP Partners, The Blackstone Group, WP Management or WP & Co.

Base Salary

  When determining base salaries for the executive officers, the Compensation Committee considers the Company's retention needs, individual experience, individual and Company performance and individual responsibilities, the salaries of other officers and employees within the Company and management's recommendations. No relative weights are assigned to any factor. In addition, the Compensation Committee considers previously obtained, survey-based compensation data for companies of similar size with jobs similar to those of the Company in magnitude, complexity and scope of responsibility. While some of the companies identified in the peer group performance graph participate in these surveys, the Compensation Committee believes its competitors for executive talent are broader than this group due to the varied businesses in which its divisions compete for executive talent. As a matter of policy, base salaries are generally targeted at the 50th percentile of this broader group of automotive supply and general industry companies.

  Salaries of executive officers are reviewed periodically by the Compensation Committee, generally on a 12 to 18 month cycle. Salary adjustments are determined by subjectively evaluating the factors described in the previous paragraph.

  In the opinion of the Compensation Committee, competitive base salaries contribute to the Company's overall performance by attracting and retaining high quality management.

Short-term Incentive Compensation

  The second major component of the executive compensation program is the Company's Executive Incentive Compensation Plan (the "Bonus Plan") adopted each year. The objectives of this plan are to:

  . Motivate key employees to achieve and exceed the Company's financial goals;

  . Maintain management's focus on the importance of earnings and cash flows;

  . Focus on annual business results to lead to improvement in shareholder value; and

  . Attract and retain key employees of the quality required to manage the Company's businesses successfully.

  Under the Bonus Plan, the Company's executive officers and other key employees who the Committee deems to be in a position to have an impact on the attainment of the earnings and cash flow goals of the Company and its operating divisions have the opportunity to earn annual performance bonuses. While the number of persons participating in the Bonus Plan varies from year to year, approximately 300 persons participated in fiscal 1999. The bonus pool for each group of participants is based on Earnings Before Interest and Taxes
(EBIT) and Operating Cash Flow (OCF). At the beginning of the year, EBIT/OCF goals are established for Threshold (lowest), Target (expected) and Maximum performance for each operating division; such EBIT/OCF goals correspond with Threshold, Target and Maximum bonus levels established for each group of participants. The amount of bonus actually paid under the Bonus Plan to participants, other than Messrs. Stepp and Hannah and Ms. Philipp, discussed separately below, is initially calculated based on the extent to which unit performance meets or exceeds the predetermined goals, thereby linking pay and unit performance and can range from 50% (for Threshold) to 200% (for Maximum) of the target award. Department heads, operating unit presidents, human resources and the Chief Executive Officer may change the allocation of bonus amounts among individuals, but not the aggregate bonus pool awarded. The target award for executive officers ranges from 40% to 100% of base salary depending on the participant's position with a subsidiary of the Company. The 1999 targets required an improvement over 1998 results. The Bonus Plan for fiscal 2000 has been approved. The applicability of the 2000 Bonus Plan has been expanded to include approximately 650 employees. Bonus calculations will be based, for operating unit participants, 70% upon the relevant operating unit performance and 30% upon general Company performance, and 100% upon general Company performance for corporate participants, measured by Earnings Before Taxes and Free Cash Flow targets as defined in the 2000 Bonus Plan.

  All of the current executive officers received bonuses for fiscal 1999 under the Bonus Plan. For four executive officers, the target bonuses equaled 50% of base salary, for three of such officers 40% of base salary and for the other such officer 100% of base salary. Bonuses actually awarded were approximately 47%, 77%, 100%, 67%, 50%, 50%, 74% and 143% of annual base salary, respectively, including additional discretionary bonuses. Such awards were pursuant to the formula under the Bonus Plan, except as adjusted by the Chief Executive Officer. In addition, the Committee approved an additional aggregate of $550,940 in discretionary bonuses for current executive officers for fiscal 1999. This discretionary bonus has been determined after the end of fiscal 1999 and compensates executive officers for individual performance or achievements during the year as determined in the subjective judgment of the Committee after receiving management's recommendations. Messrs. Hannah and Stepp and Ms. Philipp received payments described under "Executive Compensation - Employment Agreements" rather than bonuses under the 1999 Bonus Plan. The payments were determined based upon the provisions of their employment agreements, management's recommendations and the Committee's subjective judgment of what was appropriate.

Long-Term Incentive Compensation

  The third major component of the Company's executive compensation program is its long-term incentive compensation plans. Through the 1993 Plan, the 1994 Plan, and the proposed 2000 Plan, the Company seeks to align the interests of key employees, at or above a level selected by the Committee in its subjective judgment (including all executive officers), more closely with those of the Company's stockholders, and to motivate and reward actions which lead to long-term value creation for stockholders. Stock option grants provide a direct link between any rewards executives may receive and the results achieved for stockholders. Stock options are intended to serve as compensation over a period of several years.

  Stock option grants with their respective vesting schedules were made to the Chief Executive Officer and three of the other Named Executive Officers in fiscal 1999 to attract the new Chief Executive Officer to the

Company, to recognize the increased responsibilities of two Named Executive Officers and to retain a Named Executive Officer during calendar year 1999. These 1999 grants vest as shown in "Option Grants in Last Fiscal Year".

  Stock option grants are made based on the Committee's subjective evaluation of the duties and responsibilities of the individual, his or her present and potential contributions to the long-term growth and success of the Company, the number of options previously granted to such person, the number of options granted to persons in similar positions both at the Company and at other companies deemed comparable to the Company (based on the Committee members' knowledge of options granted by other companies), the number of options required to attract and retain qualified management personnel, the number of options remaining available for grant and management's recommendations. The Committee's policy is to grant options with a term of ten years to provide a long-term incentive and to fix the exercise price of the options at the fair market value of the underlying shares at the date of grant. Such options only provide compensation if the price of the underlying shares increases. In addition, the Committee's policy is generally to grant options that vest over a specific period to provide the executive with an incentive to remain with the Company. The Committee's policy is also to provide new executives with options to attract them to the Company based on negotiations with new executives, management's recommendations and the Committee's subjective judgment primarily after reviewing the number of options granted to similar executives of the Company. The number of options granted in fiscal 1999 to executives was determined based on the above factors and the Committee's subjective judgment. Stock options granted to the Named Executive Officers during the last fiscal year and year-end option values of options granted to the Named Executive Officers are reflected in the tables provided below.

Termination and Other Benefits

  The Company generally determines termination benefits of executive officers based on the executive officer's employment agreement (if applicable), the Company's general severance policies for "exempt employees" (if applicable) or an agreement with the departing executive officer at the time of separation. The Committee's policy generally has been to have employment agreements and change-in-control agreements with each of the Company's executive officers to provide them with severance benefits. These benefits are intended to permit these executives to focus their attention on performing their duties to the Company, rather than on the security of their employment. The Company has also adopted a supplement to the Profit Sharing and Personal Savings Plan and an Excess Benefit Plan relating to the Employee's Pension Account Plan to provide the benefits the underlying plans would have provided to executives but for legal limitations under the Employee Retirement Income Security Act of 1974 and Internal Revenue Service regulations.

Chief Executive Officer Compensation

  The compensation of the Company's Chief Executive Officer is consistent with the compensation philosophy of the Company described above. Mr. Evans was hired with a base salary of $700,000, based primarily on the Committee's subjective evaluation of the Company's personnel needs and Mr. Evans' experience and responsibilities, Mr. Hannah's previous salary as Chief Executive Officer of the Company, management's recommendation and survey-based compensation data. No particular weight was given to any of these factors. The terms of Mr. Evans' employment agreement are described under "Employment Agreements" elsewhere in this Proxy Statement.

  In addition to his base salary, Mr. Evans received annual incentive compensation under the Bonus Plan and a $325,000 signing bonus. Mr. Evans' target bonus opportunity under the Bonus Plan was 100 percent of current annual base salary, with a maximum opportunity of 200 percent of current annual base salary. EBIT/OCF goals have been established by the Compensation Committee at the beginning of each fiscal year; award calculations are based on the same factors as are bonuses for all executive officers. In 1999, the Company's financial performance was above the targets set by the Compensation Committee. Mr. Evans' annual bonus award for the most recent fiscal year was $1,000,000, which is equal to approximately 143% of his annual base salary

(excluding the signing bonus payment pursuant to Mr. Evans' employment agreement), which included a discretionary award of $216,000 determined in the Committee's subjective judgment of what was appropriate given Mr. Evans' performance and achievements in 1999 as described below. Mr. Evans' bonus under the Bonus Plan was not adjusted from the amount computed under the formula in the Bonus Plan. Mr. Evans signing bonus was determined based on the Committee's subjective judgment of the amount necessary to attract him to the Company.

  The Compensation Committee, at its sole discretion, determines the amount of any stock options to be granted to Mr. Evans based on the factors described above. During the most recent fiscal year, stock options were granted to Mr. Evans pursuant to his employment agreement, based on the factors described above under "Long-Term Incentive Compensation", including the Committee's subjective evaluation of Mr. Evans' duties and responsibilities, his potential contributions to the long-term growth and success of the Company, the lack of any options previously granted to him, the number of options granted to persons in similar positions both at the Company and at other companies deemed comparable to the Company (based on the Committee members' knowledge of options granted by other companies), the number of options required to attract Mr. Evans to the Company, the number of options remaining available for grant and management's recommendations.

  The Compensation Committee believes the total compensation program for Mr. Evans is competitive with that provided by comparable companies, matches the responsibilities of his office and reflects his personal contributions to the Company's performance. Since joining the Company in April 1999, Mr. Evans has repositioned the focus of the Company as a global supplier of automotive interior systems, has developed a comprehensive corporate strategy of leveraging the Company's core competencies in acoustic technologies and design and styling excellence, has enhanced and accelerated the Company's restructuring program to reposition the Company and to reduce costs to better serve the needs of global customers and has relocated the Company headquarters to Troy, Michigan. Mr. Evans also has initiated a series of changes designed to expand the number of eligible participants in the 2000 Bonus Plan and 2000 Employee Stock Option Plan, to increase overall asset utilization and to reduce investment in working capital.

  The Committee determined that Mr. Hannah's salary remain at $600,000 a year in fiscal 1999, based primarily on the Committee's subjective evaluation of the Company's retention needs, Mr. Hannah's experience, performance and responsibilities, the salaries of other officers and employees of the Company, management's recommendation and survey-based compensation data. No particular weight was given to any of these factors. Mr. Hannah retired effective in June 1999. He received a pro rata bonus of $300,000 under the Bonus Plan pursuant to a letter agreement entered into in March 1999 between Mr. Hannah and the Company, and the Committee did not recommend any stock option grant or discretionary bonus for Mr. Hannah for fiscal 1999 as a result of his retirement. The Committee approved the terms of the March 1999 letter agreement based on its subjective judgment of what was appropriate.

Deductibility of Compensation in Excess of $1 Million a Year

  In 1993, Congress enacted Section 162(m) of the U.S. Internal Revenue Code of 1986, effective for tax years beginning in 1994. This legislation precludes a public corporation from taking a federal income tax deduction for compensation in excess of $1 million per year for its chief executive officer and any of its four other highest paid executive officers required to be in the summary compensation table below (with exceptions for certain performance based compensation), although "grandfather" provisions may apply to certain compensation arrangements that were entered into by a corporation before it was publicly held. In view of the grandfather provisions regarding going public in an initial public offering, this legislation did not limit the Company's tax deductions for executive compensation prior to fiscal 1994. Due to a modification of Mr. Hannah's employment agreement in fiscal 1996 to increase certain bonus percentages, the grandfather provisions of Section 162(m) did not apply to certain compensation paid for fiscal 1996, 1997 and 1998 pursuant to Mr. Hannah's employment agreement. Consequently, Section 162(m) limited the Company's tax deductions with respect to a portion of Mr. Hannah's compensation in excess of $1 million for fiscal 1996, 1997 and 1998, and to Mr. Evans' and Mr. Stepp's compensation in excess of $1 million for fiscal 1999. In addition, the duration of the grandfather provisions of Section 162(m) was limited and does not apply to compensation paid by the Company after its annual meeting held in 1998 (although options granted prior to such meeting are expected to be exempt under Section 162(m)).

  The Company will continue to review its executive compensation practices and plans on an ongoing basis with respect to Section 162(m). Where it deems advisable, the Company will take appropriate action to preserve the tax deductibility of its executive compensation, but it believes the more important objective is maintaining competitive compensation. To retain highly skilled managers and remain competitive with other employers, the Compensation Committee retains the authority to authorize other payments, including salary and bonuses that would not be deductible for federal income tax purposes, including payments under the 1999 and 2000 Bonus Plans and the Company's stock option plans.

Compensation Committee of the Board of Directors of Collins & Aikman
Corporation:

    BRUCE R. BARNES
    RICHARD C. LAPPIN

                       EXECUTIVE OFFICERS OF THE COMPANY

  The following is a list of the names and ages, as of March 15, 2000, of the executive officers of the Company and a description of all positions and offices with the Company held by each such person and each such person's principal occupations and employment during the past five years. All executive officers hold office at the pleasure of the Company's Board of Directors.

Name                     Age                               Position
----                     ---                               --------
Thomas E. Evans.........  48 Chairman of the Board and Chief Executive Officer
Dean C. Gaskins.........  55 President of Automotive Fabrics
Dennis E. Hiller........  45 President of North American Automotive Interior Systems
Ronald T. Lindsay.......  49 Senior Vice President, General Counsel and Secretary
Jonathan L. Peisner.....  40 Senior Vice President Communications, Investor Relations and Business
                             Planning
Rajesh K. Shah..........  48 Executive Vice President and Chief Financial Officer
D. Michael Weston.......  54 President of European Automotive Interior Systems
Reed A. White...........  52 President of Collins & Aikman Dura Convertible Systems

  Thomas E. Evans has been Chairman of the Board and Chief Executive Officer of the Company since April 1999. Previously, he was President of Tenneco Automotive, an automotive supplier and a division of Tenneco, Inc., from 1995 until April 1999. Prior to that, Mr. Evans served for six years with Case Corporation, a manufacturer of farm machinery and construction equipment and a subsidiary of Tenneco, Inc., in a series of senior management positions the last being Senior Vice President of Worldwide Operations. Prior to his employment with Case Corporation, he spent sixteen years in the automotive industry with Rockwell International and Federal Mogul Corporation. Mr. Evans is also a director of the Wisconsin Central Transportation Corporation, the Motor & Equipment Manufacturers Association, the National Association of Manufacturers and the Institute of Textile Technology.

  Dean C. Gaskins has been President since June 1998 and was Executive Vice President from February until June 1998, of Automotive Fabrics. He has been an executive officer of the Company since February 2000. Mr. Gaskins joined Collins & Aikman Products Co. in 1996 when JPS Automotive L.P. was purchased, as Executive Vice President of Cramerton Automotive Products. He served as Chief Operating Officer from 1995 until 1996 and Executive Vice President from 1994 until 1996, of JPS Automotive.

  Dennis E. Hiller has been President of the North American Automotive Interior Systems division since February 1999. Mr. Hiller was President of the Automotive Carpet and Acoustics Group from December 1996 to February 1999 and was President of the Automotive Carpet division from November 1994 to December 1996. Mr. Hiller was President of The Akro Corporation (now known as Collins & Aikman Accessory Mats, Inc.), an indirect subsidiary of the Company, from 1992 until November 1994. Mr. Hiller has been an executive officer of the Company since April 1996.

  Ronald T. Lindsay has been Senior Vice President, General Counsel and Secretary and an executive officer of the Company since 1999. He has been Senior Vice President since 1999, Vice President 1988-1999, and since 1988, General Counsel and Secretary of Collins & Aikman Products Co., a wholly-owned subsidiary of the Company ("Products").

  Jonathan L. Peisner has been Senior Vice President of Communications and Investor Relations of the Company since 1999 and Senior Vice President of Communications, Investor Relations and Business Planning since January 2000 and has been executive officer of the Company since February 2000. From 1995 until 1999, he was Director of Investor Relations and Business Planning for Lear Corporation, an automotive supplier.

  Rajesh K. Shah has been Executive Vice President and Chief Financial Officer and an executive officer of the Company since 1999. Prior to that, he was Vice President and Chief Financial Officer at United Technologies Automotive, an automotive supplier and a division of United Technologies Corporation from 1995 until 1999.

Prior to that, from 1981 until 1994, he held senior level positions at Varity Corporation, an automotive supplier, including Executive Vice President and Chief Operating Officer at the Dayton Walther division, Vice President-- Finance and Planning at Kelsey Hayes and Director of Finance for Perkins Engine.

  D. Michael Weston has been President of the European Automotive Interior Systems division since February 1999. Mr. Weston was President of Collins & Aikman Plastics, Inc., an indirect subsidiary of the Company, from March 1997 to February 1999 and has been an executive officer of the Company since April 1998. Mr. Weston was Executive Vice President of Global Manufacturing, Textron Automotive Interiors, an automotive supplier, from January 1996 until October 1996, President of Textron Automotive Interiors from January 1995 until January 1996 and President of Textron Automotive Exteriors from July 1994 until January 1995. Prior to that, Mr. Weston was President of Davidson Exterior Trim Textron.

  Reed A. White has been President of Dura Convertible Systems, Inc. (also known as Collins & Aikman Dura Convertible Systems) since 1994, has been employed thereby in various management positions since April 1985 and has been an executive officer of the Company since February 2000.

  See "Executive Compensation Employment Agreements" for a description of employment agreements with Messrs. Evans, Hiller and Weston pursuant to which they are required to be elected to the offices they currently hold. Additionally, Messrs. Lindsay, Peisner and Shah have employment agreements pursuant to which they are required to be elected to the offices they currently hold.

                            EXECUTIVE COMPENSATION

  The following table sets forth information concerning the compensation for services rendered to the Company and its subsidiaries by (i) all individuals serving as the Company's Chief Executive Officer during fiscal 1999, (ii) the Company's four most highly compensated executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 and who were serving as executive officers at the end of the fiscal year ended December 25, 1999 and (iii) up to two of the Company's former executive officers whose compensation would have been reported herein if they had been serving as executive officers of the Company at the end of the fiscal year (the individuals named in clauses (i), (ii), and (iii) being referred to in this Proxy Statement as the "Named Executive Officers"). All compensation shown has been paid by Products or by a subsidiary of Products (although any options shown as awarded are for Common Stock of the Company). The Company does not separately compensate its executive officers for their duties as officers of the Company (except for any such options).

                          Summary Compensation Table

                                                                      Long-Term
                                       Annual Compensation           Compensation
                                  ---------------------------------  ------------
                                                                        Awards
                                                                     ------------                ---
                                                          Other
                                                          Annual      Securities   All Other
                             Year Salary    Bonus      Compensation   Underlying  Compensation
Name and Principal Position  (1)    ($)      ($)           ($)       Options (#)      ($)
---------------------------  ---- ------- ---------    ------------  ------------ ------------
Thomas E. Evans
 Chairman of the Board       1999 485,513 1,325,000(4)    28,508(2)   1,200,000      19,950(5)
 and Chief Executive         1998    N/A       N/A          N/A             N/A        N/A
 Officer(3)                  1997    N/A       N/A          N/A             N/A        N/A

Thomas E. Hannah             1999 300,000   300,000          115(2)        0        439,955(6)
 Former Chief Executive      1998 600,000   400,000        2,801(2)        0         29,984
 Officer                     1997 556,250   582,000        1,326(2)        0         32,215

Dennis E. Hiller
 President of North          1999 384,167   200,000        1,944(2)     100,000     314,682(7)
 American Automotive         1998 295,000   106,750             (2)        0         17,527
 Interior Systems            1997 275,000   192,500             (2)      25,000      14,596

Elizabeth R. Philipp         1999 179,808       0            333(2)        0        509,694(8)
 Former Executive Vice       1998 300,200    90,052             (2)        0         12,196
 President, General          1997 300,200   116,478             (2)        0         16,346
 Counsel and Secretary

J. Michael Stepp             1999 300,000   150,000           73(2)      50,000     729,490(9)
 Executive Vice              1998 291,000    97,500             (2)      75,000      16,160
 President, Strategic        1997 264,000   128,040             (2)      20,000      14,550
 Planning and Business
 Development

D. Michael Weston
 President of European       1999 323,333   165,000          675(2)     100,000      15,045(10)
 Automotive Interior         1998 281,250    72,500             (2)      25,000      15,538
 Systems(11)                 1997 229,167   110,000             (2)     100,000       1,483

Dean C. Gaskins              1999 258,333   200,000             (2)        0         13,007(13)
 President of Automotive     1998 242,925   100,000             (2)      75,000      14,768
 Fabrics(12)                 1997 193,400   101,535             (2)      50,000         0

--------
 (1) The information given in this table is for the fiscal years indicated, not calendar years. 1999 indicates the fiscal year ended December 25, 1999. 1998 indicates the fiscal year ended December 26, 1998. 1997 indicates the fiscal year ended December 27, 1997.
 (2) Total perquisites for each executive officer were less than the lesser of $50,000 or 10% of annual salary and bonus, and accordingly, the dollar value of such perquisites is not shown. The numbers shown for Messrs. Evans, Hannah, Hiller, Stepp and Weston and for Ms. Philipp reflect gross-ups for incremental federal and state income taxes related to such perquisites or relocation reimbursements. Perquisites for an executive officer may, but do not necessarily, include reimbursement for any of the following expenses: car; financial planning; executive fitness; executive physicals and medical; clubs and entertainment; and personal use of Company aircraft.
 (3) Mr. Evans joined the Company as Chairman of the Board of Directors and Chief Executive Officer and was named an executive officer of the Company in April 1999. Prior to April 1999, Mr. Evans held no position with the Company or its subsidiaries.
 (4) Mr. Evans' bonus calculation includes a $325,000 signing bonus payment made pursuant to his employment agreement.
 (5) Amount for fiscal 1999 for Mr. Evans consists of (i) contributions to the Collins & Aikman Corporation Profit Sharing and Personal Savings Plan, a defined contribution plan (the "PSP"), in the amount of $9,500, (ii) contributions to the non-qualified supplement to the PSP (the "SPSP") in the amount of $6,010 and (iii) premiums in the amount of $3,219 and $1,221 paid for basic term life insurance and Accidental Death & Dismemberment insurance ("AD&D insurance"), respectively, under group life insurance policies.
 (6) Amount for fiscal 1999 for Mr. Hannah consists of (i) contributions to the PSP in the amount of $3,200, (ii) contributions to the SPSP in the amount of $14,550, (iii) premiums in the amount of $1,714 and $785 paid for basic term life insurance and AD&D insurance, respectively, under group life policies, (iv) a transition bonus of $250,000, based upon the extent to which the reorganization plan targets were achieved before his June 1999 retirement, and (v) payments totaling $169,706 under the Supplemental Retirement Income Plan.
 (7) Amount for fiscal 1999 for Mr. Hiller consists of (i) contributions to the PSP in the amount of $3,200, (ii) contributions to the SPSP in the amount of $12,118, (iii) premiums in the amount of $2,300 and $603 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies and (iv) $296,461 relocation expenses.
 (8) Amount for fiscal 1999 for Ms. Philipp consists of (i) contributions to the PSP in the amount of $3,200, (ii) contributions to the SPSP in the amount of $5,268, (iii) premiums in the amount of $971 and $255 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies and (iv) a $500,000 lump sum payment pursuant to her May 12, 1999 letter agreement with the Company.
 (9) Amount for fiscal 1999 for Mr. Stepp consists of (i) contributions to the PSP in the amount of $3,200, (ii) contributions to the SPSP in the amount of $9,250, (iii) premiums in the amount of $1,740 and $300 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies, (iv) a transition bonus of $300,000 and (v) a severance payment of $415,000.
(10) Amount for fiscal 1999 for Mr. Weston consists of (i) contributions to the PSP in the amount of $3,200, (ii) contributions to the SPSP in the amount of $9,517 and (iii) premiums in the amount of $1,932 and $396 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies.
(11) Mr. Weston joined the Company as President of Collins & Aikman Plastics, Inc. in March 1997 and was named an executive officer of the Company in April 1998. He was named President of European Automotive Interior Systems, a division of the Company, in February 1999. Prior to March 1997, Mr. Weston held no positions with the Company or its subsidiaries.
(12) Mr. Gaskins has been President of Automotive Fabrics since June 1998. He joined the Company in 1996 and was named an executive officer of the Company in February 2000.
(13) Amount for fiscal 1999 for Mr. Gaskins consists of (i) contributions to the PSP in the amount of $3,200, (ii) contributions to the SPSP in the amount of $8,040 and (iii) premiums in the amount of $1,527 and $240 paid for basic term life insurance and AD&D insurance, respectively, under group life insurance policies.

Option Grants In Last Fiscal Year

  Shown below is information on grants of stock options made during the fiscal year ended December 25, 1999, to the Named Executive Officers.

                                                         Individual Grants
----------------------------------------  --------------------------------------------------
                                          Number of
                                          Securities                                           Grant
                                          Underlying      % of Total                           Date
                                           Options      Options Granted Exercise              Present
                                           Granted       to Employees     Price   Expiration   Value
Name                                         (#)        in Fiscal 1999  ($/sh)(1)    Date     ($)(2)
----                                      ----------    --------------- --------- ---------- ---------
Thomas E. Evans.........................  1,200,000(3)       60.0          5.00    04/22/09  5,187,901
Thomas E. Hannah........................          0             0           N/A      N/A           N/A
Dennis E. Hiller........................    100,000(4)        5.0          5.00    01/20/09    429,692
Elizabeth R. Philipp....................          0             0           N/A      N/A           N/A
J. Michael Stepp........................     50,000(5)        2.5         4.375    04/20/09    189,531
D. Michael Weston.......................    100,000(6)        5.0          5.00    01/20/09    429,692
Dean C. Gaskins.........................          0             0           N/A      N/A           N/A

-------
(1) "N/A" appearing in the table denotes not applicable since no options were granted to the Named Executive Officer.

(2) Option values reflect Black-Scholes model output for options. The assumptions used in the model were expected volatility of 84%, risk-free rate of return of 5.85% for Mr. Evans' options, 5.16% for Messrs. Hiller's and Weston's options and 5.96% for Mr. Stepp's options, dividend yield of 0% and time to exercise of ten years. Additionally, no liquidity discount or forfeiture discount was applied.
(3) Options were awarded pursuant to the 1994 Plan and vest 33 1/3% on April 22, 2000, 66 2/3% on April 22, 2001 and 100% on April 22, 2002.
(4) Options were awarded pursuant to the 1994 Plan and vest 33 1/3% on January 20, 2000, 66 2/3% on January 20, 2001 and 100% on January 20, 2002.
(5) Options were awarded pursuant to the 1994 Plan and vested 100% on December 31, 1999.
(6) Options were awarded pursuant to the 1994 Plan and vest 50% on January 20, 2000 and 100% on January 20, 2001.

  If, upon exercise of any of the options described above, the Company must pay any amount for income tax withholding, in the Compensation Committee's or the Board of Directors' sole discretion, either the optionee will pay such amount to the Company or the number of shares of Common Stock delivered by the Company to the optionee will be appropriately reduced to reimburse the Company for such payment. The Compensation Committee or the Board may also permit the optionee to choose to have such shares withheld or to tender shares of Common Stock the optionee already owns. The Compensation Committee or the Board may also make such other arrangements with respect to income tax withholding as it shall determine.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

  Shown below is information with respect to the exercise of stock options during the last fiscal year and the year-end value of unexercised options to purchase Common Stock granted to the Named Executive Officers and held by them as of December 25, 1999.

                                             Number of Securities      Value of Unexercised
                          Shares                  Underlying               In-The-Money-
                         Acquired           Unexercised Options at       Options at FY-End
                            On     Value          FY-End (#)                  ($)(1)
                         Exercise Realized ------------------------- ---------------------------
Name                       (#)      ($)    Exercisable Unexercisable Exercisable   Unexercisable
----                     -------- -------- ----------- ------------- -----------   -------------
Thomas E. Evans.........     0        0            0     1,200,000            0       750,000
Thomas E. Hannah........     0        0      981,435             0    1,375,411(2)          0
Dennis E. Hiller........     0        0      193,900        91,666      156,617(2)     41,666(2)
Elizabeth R. Philipp....     0        0       91,853             0      136,536(2)          0
J. Michael Stepp........     0        0      200,000        70,000       62,500(2)          0(2)
D. Michael Weston.......     0        0      150,000        75,000       31,250(2)     31,250(2)
Dean C. Gaskins.........     0        0       80,000        45,000            0(2)          0(2)

--------
(1) The value of in-the-money options is based on the difference between the exercise price of such options and the closing price of the Common Stock on the New York Stock Exchange on December 23, 1999 (the last trading day of the fiscal year ended December 25, 1999), which was $5.625.
(2) Some options were not in-the-money at fiscal year end because the exercise price of such options exceeded the closing price of the Common Stock on the New York Stock Exchange on December 23, 1999.

Defined Benefit or Actuarial Plan Disclosure

  C&A Co. Plan. Provided certain eligibility requirements are met, at the end of each calendar month, pay credits are applied to a participant's account under the Collins & Aikman Corporation Employees' Pension Account Plan (the "C&A Co. Plan") based on the participant's length of credited service and compensation (as defined) during that month. For participants aged 50 or older, the monthly pay credit is based on either credited service and compensation or age and compensation, whichever results in the higher amount.

  The following chart sets forth how pay credits are determined under the C&A Co. Plan:

                                                              Percentage of
                                                           Compensation Used to
                                                          Determine Pay Credits
                                                        -----------------------------
            Eligibility Requirements
            ------------------------                    Up to  1/3         Over  1/3
       Years Of                                         of the S.S.       of the S.S.
     Credited Service                    Age             Wage Base         Wage Base
     ----------------      or            ---            -----------       -----------
     less than 10                    less than 50          2.5%               4.5%
     10 - 14                           50 - 54             3.0%               5.5%
     15 - 19                           55 - 59             4.0%               6.5%
     20 - 24                           60 - 64             5.0%               8.0%
     25 or more                       65 or more           6.0%              10.0%

  The dollar amounts that result from these percentages are added together and the total is the pay credit for the month.

  In addition, interest credits are applied each month to the account balance. Participants make no contributions to the C&A Co. Plan. Employer contributions are 100% vested after five years of service or at age 65, whichever is earlier, and may vest under certain other circumstances as set forth in the C&A Co. Plan. The estimated annual benefits payable upon retirement at normal retirement age under the C&A Co. Plan for Messrs. Evans, Hannah, Hiller, Stepp, Weston and Gaskins and Ms. Philipp, assuming they use their account balances to purchase a single life annuity, are $2,020, $0, $49,421, $6,782, $4,769, $10,049, and $23,158, respectively. Participants in the C&A Co. Plan have the option, however, of receiving the value of their vested account in a lump sum following termination of employment.

  C&A Co. Excess Plan. The Excess Benefit Plan of Collins & Aikman Corporation (the "C&A Co. Excess Plan") works in conjunction with the C&A Co. Plan (which is described above) and provides to the employee any benefit which the C&A Co. Plan would have provided but for certain legal limitations under the Employee Retirement Income Security Act of 1974 and Internal Revenue Service regulations. The pay credits and interest credits are determined as described with respect to the C&A Co. Plan as if no legal limitations existed, and then this plan provides any benefit which is in excess of the benefit provided under the C&A Co. Plan. The estimated annual benefits payable upon retirement at normal retirement age under the C&A Co. Excess Plan for Messrs. Evans, Hannah, Hiller, Stepp, Weston and Gaskins and Ms. Philipp are $3,245, $0, $38,878, $10,410, $4,850, $3,675 and $28,950, respectively.

  C&A Co. SRIP. Participation in the Collins & Aikman Corporation Supplemental Retirement Income Plan (the "C&A Co. SRIP") is solely at the discretion of the Board of Directors of Products and is extended to a select group of key executives. The plan, which may be discontinued at any time, provides a participating employee with a retirement benefit at or after age 62 or between ages 55 and 61 on an actuarially reduced basis. A target benefit is first calculated for each employee based on Total Annual Compensation (final base salary plus the average of the bonuses paid for the last three fiscal years) and years of service at retirement. The benefit payable from the C&A Co. SRIP is determined as the excess of the target benefit over any pension benefits payable from Social Security and any other retirement plans sponsored by the Company. An employee does not become vested in a benefit until (i) reaching age 55 and completing 10 years of service or (ii) reaching age 62.

  The following table shows, for specified compensation and years of service classifications, the hypothetical annual target benefits under the C&A Co. SRIP for employees retiring at age 65, assuming that the retiring participant elects a single life annuity.

                              Pension Plan Table

                                     Years of Service
Total Annual  --------------------------------------------------------------
Compensation     10       15       20       25       30       35       43
------------  -------- -------- -------- -------- -------- -------- --------
$  200,000    $ 84,000 $102,000 $120,000 $120,000 $120,000 $120,000 $120,000
   225,000      94,500  114,750  135,000  135,000  135,000  135,000  135,000
   250,000     105,000  127,500  150,000  150,000  150,000  150,000  150,000
   275,000     115,500  140,250  165,000  165,000  165,000  165,000  165,000
   300,000     126,000  153,000  180,000  180,000  180,000  180,000  180,000
   350,000     147,000  178,500  210,000  210,000  210,000  210,000  210,000
   400,000     168,000  204,000  240,000  240,000  240,000  240,000  240,000
   450,000     189,000  229,500  270,000  270,000  270,000  270,000  270,000
   500,000     210,000  255,000  300,000  300,000  300,000  300,000  300,000
   600,000     252,000  306,000  360,000  360,000  360,000  360,000  360,000
   700,000     294,000  357,000  420,000  420,000  420,000  420,000  420,000
   800,000     336,000  408,000  480,000  480,000  480,000  480,000  480,000
   900,000     378,000  459,000  540,000  540,000  540,000  540,000  540,000
 1,000,000     420,000  510,000  600,000  600,000  600,000  600,000  600,000
 1,100,000     462,000  561,000  660,000  660,000  660,000  660,000  660,000
 1,200,000     504,000  612,000  720,000  720,000  720,000  720,000  720,000
 1,300,000     546,000  663,000  780,000  780,000  780,000  780,000  780,000
 1,400,000     588,000  714,000  840,000  840,000  840,000  840,000  840,000
 1,500,000     630,000  765,000  900,000  900,000  900,000  900,000  900,000

  All the Named Executive Officers except Ms. Philipp participate in the C&A Co. SRIP. Mr. Evans currently has 4 years, 11 months of plan service, and at age 65, he will have an estimated 21 years, 3 months of plan service. Mr. Hannah had 10 years, 5 months of plan service at retirement. Mr. Hiller currently has 24 years, 2 months of plan service and at age 65 will have an estimated 43 years, 6 months of plan service. Mr. Stepp had 4 years, 8 months of plan service at the conclusion of his employment with the Company. Mr. Weston currently has 3 years, 1 month of plan service and at age 65 will have an estimated 13 years, 4 months of plan service. Mr. Gaskins currently has 3 years, 4 months of plan service, and at age 65, he will have an estimated 13 years, 1 month of plan service.

Employment Agreements

  In April 1999, Products entered into an employment agreement with Mr. Evans, pursuant to which he serves as the Company's Chief Executive Officer and as Chairman of the Board of Directors. The agreement provides for an initial base salary of $700,000 and participation in any executive bonus plan with a target bonus of 100% of base salary then in effect and a maximum of 200% of base salary. The agreement also provides for participation in benefit plans as generally in effect for executive officers and such perquisites as the Compensation Committee deems advisable from time to time, which may include the use of company aircraft, use of company automobiles (and reimbursement for gas and maintenance charges), and luncheon club and country club membership dues. Under the Supplemental Retirement Income Plan, Mr. Evans has received credit for four years of past service under the executive retirement plan of his former employer, with additional benefit accruals to occur in accordance with such plan for years of service to the Company. Mr. Evans is also to receive an $850,000 signing bonus, $325,000 of which was paid in April 1999 and $175,000 of which is to be paid on each of the first three anniversaries of the commencement of his employment, subject to the terms and conditions of the employment agreement. Mr. Evans was granted options under the Company's 1994 Stock Option Plan for 1,200,000 shares, which options vest 33 1/3% on each of the first three anniversaries of the commencement of his employment. Under the agreement, Mr. Evans may not sell more than 60,000 shares of Common Stock in any three month period or more than 180,000 in any one year period, unless a change of control of the Company occurs. Upon a change of control of the Company, as defined in the agreement, all options granted to Mr. Evans would become fully vested and immediately exercisable, all benefits under the Supplemental Retirement Income Plan would be fully vested and any unpaid portion of the signing bonus would be paid immediately. The agreement provides for employment for a period commencing April 22, 1999 and ending April 22, 2002. Thereafter, the agreement will be automatically renewed for additional one year periods unless Products or Mr. Evans provides 90 days prior written notice. In the event of involuntary termination for reasons other than cause or termination by Mr. Evans for good reason (a demotion for Mr. Evans' position or a significant reduction in his responsibilities, other than as a result of a sale or other disposition of assets of the company), the agreement provides for severance benefits equal to Mr. Evans' base salary then in effect for a period of two years from the termination date, plus if such termination occurs during fiscal year 2000, two times the average of the target bonus for fiscal year 2000 and the greater of $575,000 and the actual bonus for fiscal year 1999. For fiscal year 2001 and thereafter, the additional amount shall be two times the average of the target bonus for the then fiscal year and Mr. Evans' actual bonus for the most recently completed fiscal year. Additionally, Mr. Evans would receive in the event of involuntary termination for reasons other than cause, any unpaid portion of the signing bonus, the complete vesting and right to immediately exercise any options granted under the employment agreement, a pro rata portion of $575,000 or the target bonus for the then fiscal year, immediate and full vesting in all benefits under the Supplemental Retirement Income Plan, and one year after the termination date the restrictions on Mr. Evans' sale of Common Stock would expire. If Mr. Evans' employment is terminated due to his death or physical or mental disability, Products shall pay any unpaid portion of his signing bonus, any earned but unpaid bonus under the executive bonus plan, any unpaid salary prior to the termination date, one times his base salary on the termination date and, a ratable portion of the annual bonus he would have earned based on actual performance results for the current fiscal year. Additionally, a ratable portion of options granted to Mr. Evans under the agreement which would have vested on the next anniversary of the commencement date of his employment shall become vested and immediately exercisable based upon the period of service since the immediately preceding anniversary date of the commencement of his employment, and one year after the termination date, the restrictions on the sale of Mr. Evans' Common Stock would expire.

  In July 1992, Products entered into an employment agreement with Mr. Hannah, which was amended as of February 1994, October 1996 and August 1997. The agreement, as amended, provided for an initial base salary of $600,000 and participation in any executive bonus plan, with a target bonus of 100% of the base salary then in effect and a maximum of 200% of base salary. The agreement also provided for participation in benefit plans as generally in effect for executive officers and such perquisites as the Compensation Committee deems advisable from time to time, including luncheon club and country club membership dues. The agreement was automatically renewed each year unless Products notified Mr. Hannah of its intention to terminate the agreement. In the event of involuntary termination for reasons other than cause and other than a change of control, the agreement provided for severance benefits equal to Mr. Hannah's base salary then in effect for a period of one year from the termination date plus any unpaid cash bonus for the prior fiscal year and a pro rata portion of any bonus he would have received had he been employed for the entire fiscal year.

  In March 1999, the Company entered into a letter agreement with Mr. Hannah. The letter agreement stated that in the event of any termination of his employment the period for exercise of his options shall be extended to two years following the date of his termination of employment (or the original expiration date of the options, if earlier). The agreement also provided that if Mr. Hannah retired prior to December 31, 1999, he would be entitled to receive a pro rata bonus under the executive incentive compensation plan (based on the number of months he was employed) and a bonus based upon the extent to which the reorganization plan targets have been achieved as of the date of retirement.

  As of January 1, 1999, the Company entered into an employment and retention agreement with Mr. Stepp. The agreement provided for the employment of Mr. Stepp for calendar year 1999 at a base salary of $300,000. Under the agreement, Mr. Stepp was granted options under the Company's 1994 Stock Option Plan for 50,000 shares of the Common Stock of the Company, exercisable in full on December 31, 1999. The agreement also provided for a one-time transition bonus related to the achievement of targets under the Company's transition plan. The standard amount of the transition bonus was set at 100% of Mr. Stepp's base salary. The agreement also provided for employee benefits and such other fringe benefits as are generally available to executive officers of the Company from time to time, including but not limited to participation under the Company's bonus plan with a standard bonus of not less than 50% of base salary. On December 17, 1999, the Company entered into a letter agreement with Mr. Stepp, which modified the January 1, 1999 agreement. The letter agreement states that he would receive a bonus for fiscal year 1999 in the amount of $150,000. Additionally, he would receive a one-time transition bonus of $300,000, both bonuses were paid during or before January 2000. Mr. Stepp also received a lump-sum severance benefit in the amount of $415,000, paid in January 2000 and the employment of Mr. Stepp with the Company terminated effective December 31, 1999. In December 1999, the Company also entered into a consulting agreement with Mr. Stepp from January 1, 2000 until March 31, 2000, under which Mr. Stepp received reimbursement of his out-of-pocket expenses.

  In July 1990, Products entered into an employment agreement with Ms. Philipp at an initial base salary of $225,000 per year. The agreement provided for employee benefits and such other fringe benefits as are available to executives or salaried employees from time to time. The agreement was automatically renewed each year. In the event of involuntary termination for reasons other than cause, including failure to renew the agreement, the agreement provided for severance benefits equal to Ms. Philipp's base salary then in effect for a period of one year from the termination date plus the pro rata portion of any cash bonuses she would have received had she been employed for the entire fiscal year and, to the extent permitted by law and regulations, participation in employee benefit programs for the one year period following termination or until she commences employment with another entity. On May 12, 1999, the Company and Ms. Philipp entered into a letter agreement whereby her active employment with Products, including her position with the Company, ceased on June 30, 1999, in view of the decision to relocate the Company headquarters, including the general counsel position, to Troy, Michigan. In July 1999, Ms. Philipp received a lump-sum payment of $500,000 in lieu of severance and of any 1999 bonus payment otherwise payable under her employment agreement, and she has the right to exercise the options which have been granted to her under the 1993 Plan to purchase 91,853 shares of Common Stock until December 31, 2000. Ms. Philipp will continue to receive benefits at her previous level through December 2000.

  In March 1998, the Company entered into letter agreements with each of Mr. Hannah, Mr. Hiller, Ms. Philipp, Mr. Stepp, Mr. Gaskins and Mr. Weston which provide for certain benefits if, during the period commencing three months prior to a Change in Control (as defined) of the Company and ending one year thereafter (or 45 days after notice of intent to constructively terminate employment, if later) (a "Change in Control Period"), (i) the executive's employment is involuntarily terminated other than for cause or (ii) there is a constructive termination of executive's employment (which is a termination by the executive due to involuntary relocation, a material reduction in executive's total compensation and benefit package or a significant reduction in executive's responsibilities, position or authority). The benefits payable in a lump sum to the executive in such an event are as follows: (a) executive's base salary through the date of termination; (b) a pro rata bonus equal to executive's target bonus immediately preceding the Change in Control Period multiplied by a fraction, the numerator of which is the number of months in the year prior to termination and the denominator of which is twelve; (c) twenty-four months of base salary; and (d) two times executive's target annual bonus in effect immediately preceding the Change in Control Period. The Company shall also (w) offer executive an opportunity to purchase his Company automobile at its net book value, (x) deem executive to continue as an employee of the Company for two years following termination for purposes of eligibility and vesting (but not benefit accrual) under retirement plans,
(y) allow executive to continue to participate in welfare benefit plans for two years (or until new employment) and (z) reimburse executive for costs of continued coverage for executive and dependents under the Company's group health plans at the end of the welfare benefit continuation period described in (y). The letter agreements provide that any such benefits to an executive which constitute "Parachute Payments" under Section 280G of the U.S. Internal Revenue Code of 1986 (the "Code") may be reduced so that the Company shall not be caused to have paid an "Excess Parachute Payment" under such Section 280G of the Code. In addition, any lump sum payment shall be reduced by the amount of cash severance or salary continuation benefits paid to the executive under any other plan or policy of the Company or a written employment agreement between the Company (or one of its affiliates) and executive.

  In January 1999, Products entered into an employment agreement with Mr. Hiller for a period of three years ending January 19, 2002, subject to the terms and conditions of the agreement. The agreement provides for an initial base salary of $400,000 per year and a guaranteed cash bonus of no less than $200,000 for his participation in the annual executive incentive compensation plan during 1999. Mr. Hiller's target bonus under the annual executive incentive compensation plan is initially set at 50% of his base salary. Pursuant to the agreement, Mr. Hiller was granted options under the 1994 Plan for 100,000 shares of Common Stock, which options vest one-third each year beginning one year after grant. The agreement provides that Mr. Hiller shall be entitled to such fringe benefits and perquisites and to participate in such benefit plans as are generally made available to executives of the Company, including the use of an automobile (and reimbursement for gas and maintenance charges) and country club membership. The agreement also provides for (i) reimbursement for reasonable expenses incurred by Mr. Hiller in connection with relocating from Davidson, North Carolina to Troy, Michigan, (ii) a one-time relocation allowance of $135,000 payable in a lump sum upon completion of the move (plus a gross-up to cover taxes) and (iii) a payment equal to any positive difference between the appraised value of his house in North Carolina and its selling price. In the event Mr. Hiller's employment is terminated by Products without cause or by Mr. Hiller due to a "constructive termination" (which includes a material reduction in compensation and benefits or an adverse change in his responsibilities, position (including status, office, title, reporting relationships or working conditions, authority or duties) prior to the expiration of the term of the agreement, Mr. Hiller shall receive his base salary for the greater of twenty-four months or the remaining term of the agreement and a pro rata bonus for the year of termination based on the number of months elapsed prior to termination. In such event, all Mr. Hiller's options will vest and will remain exercisable for a period of 90 days after termination (or the original expiration date of the options, if earlier).

  In January 1999, Products entered into an amended and restated employment agreement with Mr. Weston for a period of two years ending March 31, 2001, subject to the terms and conditions of the agreement. The agreement provides for an initial base salary of $330,000 per year and a guaranteed cash bonus of no less than $165,000 for his participation in the annual executive incentive compensation plan during 1999. Mr. Weston's target bonus under the annual executive incentive compensation plan is initially set at 50% of his base salary. Pursuant to the agreement, Mr. Weston was granted options under the 1994 Plan for 100,000 shares of Common Stock, which options vest 50% after the first year and the remainder the following year. The agreement provides that Mr. Weston shall be entitled to such fringe benefits and perquisites and to participate in such benefit plans as are generally made available to executives of the Company, including the use of an automobile (and reimbursement for gas and maintenance charges) and country club membership. Mr. Weston, who relocated to Germany at the Company's request, will also receive benefits in accordance with the Company's standard expatriate policy. In the event of termination as a result of death or disability prior to the expiration of the term of the agreement, the agreement provides for a payment of twelve months of his base salary. In the event Mr. Weston's employment is terminated by Products without cause or by Mr. Weston due to a "constructive termination" (which includes a material reduction in compensation and benefits or an adverse change in his responsibilities, position (including status, office, title, reporting relationships or working conditions), authority or duties), Mr. Weston shall receive his base salary for the greater of twelve months or the remaining term of the agreement and reimbursement of all reasonable expenses incurred in relocating to the United States. In the event of such a without cause or constructive termination, all of Mr. Weston's options will vest and will remain exercisable for a period of 90 days after termination (or the original expiration date of the options, if earlier). The agreement also includes a provision that Mr. Weston will not compete with the Company during the term of the agreement and any severance period. If Mr. Weston is not offered a comparable position with the Company in the United States at the end of the term of the agreement, Mr. Weston shall receive twelve months base salary, one year's target bonus under the annual executive incentive compensation plan, reimbursement of reasonable expenses in relocating to the United States and an extension of the period in which to exercise his stock options of two years following termination (or the original expiration date of the options, if earlier).

Performance Graph

  The following graph compares the cumulative total stockholder return from January 28, 1995 through December 25, 1999 of (i) the Company, (ii) the S&P 500 and (iii) a peer group of companies selected by the Company (consisting of Lear Corporation, Magna International Inc., Johnson Controls, Inc., Superior Industries International Inc., MascoTech Inc., Arvin Industries, Inc., Dana Corporation, Eaton Corporation and Borg Warner Automotive Inc.) (the "Automotive Peer Group"). Dividend reinvestment has been assumed and, with respect to the companies in the Automotive Peer Group, the returns of each such company have been weighted to reflect relative stock market capitalization. The graph assumes an investment of $100 on January 28, 1995 in each of the Common Stock and the stocks comprising the S&P 500 and the Automotive Peer Group.

                             [Performance Graph]

                            CUMULATIVE TOTAL RETURN
         Based upon an initial investment of $100 on January 28, 1995 with dividends reinvested

                               28-Jan-95    26-Jan-96    27-Dec-96    26-Dec-97    24-Dec-98    23-Dec-99
Collins & Aikman Corp.          $100.00      $82.35       $72.06       $101.47      $58.82       $75.07

S&P 500                         $100.00      $135.55      $168.54      $212.24      $282.15      $339.86

Automotive Peer Group           $100.00      $125.73      $156.93      $195.23      $186.82      $158.66


Compensation of Directors

  Each director of the Company and Products who is not a full-time employee thereof (or the Partner who designates such director to the Board of Directors) receives a fee of $40,000 per year, payable quarterly.

  In addition, under the Directors Plan, each non-employee director of the Company who is not affiliated with a major stockholder, and was not affiliated with a major stockholder at the time of his most recent election to the Board of Directors, receives an annual automatic grant of ten-year options for 10,000 shares of Common Stock each November. The options have a per share exercise price equal to the closing sales price of the Common Stock on the New York Stock Exchange on the date of grant and are exercisable six months and one day after the date of grant. Any options not exercisable prior to a termination of directorship are canceled. Currently, only Mr. Clark and Mr. Rudman are eligible to receive grants under the Directors Plan.

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee is currently composed of Mr. Lappin and Dr. Barnes. Mr. Lappin replaced David A. Stockman on September 10, 1999. Prior to February 10, 1999, the Compensation Committee was composed of Mr. Stockman and Randall J. Weisenburger. Dr. Barnes replaced Mr. Weisenburger. Mr. Weisenburger resigned as a director of the Company on March 15, 1999. None of Mr. Stockman, Dr. Barnes, Mr. Lappin or Mr. Weisenburger is or has been an employee of the Company or any of its subsidiaries, including Products, or is or has been separately compensated for serving as an officer of the Company or any of its subsidiaries, including Products. See "COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION". Mr. Stockman and Mr. Weisenburger participated in deliberations during the last completed fiscal year concerning compensation of executive officers who are separately compensated for serving as executive officers. None of the executive officers who are separately compensated for serving as executive officers (or who received options) serve on the Compensation Committee.

  Mr. Lappin is a Senior Managing Director of Blackstone. Dr. Barnes is a managing director of WP & Co., which is a subsidiary of WP Group. WP Group formed WP Partners. See "Security Ownership of Management" and "Information as to Nominees and Other Directors--Certain Relationships". Mr. Weisenburger was, until August 1998, a managing director of WP & Co. Mr. Stockman was, until September 1, 1999, a managing director of BGH, BMA and Blackstone Management Partners, L.L.C.

  Pursuant to the Stockholders Agreement, each of Blackstone Partners and WP Partners or their affiliates receives a $1 million annual monitoring fee payable quarterly and the reimbursement of expenses from the Company. Since the beginning of fiscal 1999, pursuant to the Stockholders Agreement, the Company has paid to each of Blackstone Partners and WP Partners or their affiliates $1.25 million in annual monitoring fees plus expenses.

  Wasserstein Perella Securities, Inc. ("WP Securities"), a wholly-owned subsidiary of WP Group, has acted, and may in the future act, as agent for the Company in the repurchase from time to time of shares of Common Stock. Since the beginning of fiscal 1999, approximately $14,000 in fees have been paid or accrued to WP Securities in connection with such repurchases.

  For a description of the relationships of the Company's directors with any of BGH, Blackstone Partners, Blackstone Management, WP Partners, WP & Co. or WP Management, see "Security Ownership of Management" and "Information as to Nominees and Other Directors--Certain Relationships" above.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to the Company during or with respect to fiscal 1999, or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 25, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that (1) one report covering one transaction was filed late by Mr. Weisenburger, a former director of the Company, (2) one report covering one transaction was filed late by Mr. Majoros, a director of the Company, (3) one report covering one transaction was filed late by Mr. Townsend Ziebold, a former director of the Company and (4) WPPN Inc., an indirect subsidiary of WP Group filed one late report covering three transactions concerning its transfer of shares of Common Stock to Messrs. Weisenburger, Ziebold and Majoros, which is the subject of the reports of these individuals referenced above.

                                  PROPOSAL II

               AMENDMENT TO THE COMPANY'S 1994 STOCK OPTION PLAN

  The Company and the Board of Directors have approved the submission of proposed amendments to the Company's 1994 Stock Option Plan ("1994 Plan") for approval at the 2000 annual meeting of stockholders of the Company. The material provisions of the proposed amendments to the 1994 Plan are described below.

Proposed Amendment of Articles III and V

  The amendments to Articles III and V of the 1994 Plan increase the maximum aggregate number of shares that may be issued under the 1994 Plan from 2,980,534 to 3,980,534, provided that all such grants of options for such additional shares shall be subject to stockholder approval of the amendment within one year after June 3, 1999 or at the year 2000 annual meeting of the Company, whichever is later.

Proposed Amendment of Article VI

  Under Article VI, as amended, the purchase price per share deliverable upon the exercise of a nonqualified stock option or incentive stock option shall be determined by the Compensation Committee and shall not be less than 100% of the fair market value of a share at the time of grant, provided if an incentive stock option is granted to a 10% shareholder, the purchase price shall be no less than 110% of the fair market value of a share.

Proposed Amendment of Article VIII

  Under Article VIII, as amended, each option granted under the 1994 Plan shall not be assignable or transferable other than by will or the laws of dissent and distribution and may be exercised during the participant's lifetime only by the participant. A nonqualified stock option may be transferred to any family member of the participant or transferred to entities controlled by the participant and/or such family members for or without consideration.

  The vote required for approval of Proposal II is the affirmative vote of the holders of a majority of the votes cast on the proposal at the annual meeting of stockholders. Abstentions, withheld votes and broker non-votes will not be deemed affirmative or negative votes in determining approval of this proposal, but will be counted in determining the number of shares of Common Stock present or represented by proxy in determining whether a quorum is present. The Board does not intend to place the amendments to the 1994 Plan into effect unless such approval is obtained at the Meeting, and such approval is sought, in part, in order to exempt the granting of options under the 1994 Plan from the provisions of Section 162(m) of the Code and in order to comply with stockholder approval requirements for securities traded on the New York Stock Exchange.

        SUMMARY OF THE PRINCIPAL TERMS AND CONDITIONS OF THE 1994 PLAN
                          (as proposed to be amended)

  Shares Subject to Options. The 1994 Plan authorizes the issuance of up to 3,980,534 shares of Common Stock, par value $0.01 per share, upon the exercise of incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") granted to key employees and NQSOs granted to executive consultants of the Company under the 1994 Plan. No more than 1,000,000 (1,500,000 shares in the first year a grant is made to a key employee or executive consultant) shares may be subject to options granted to any employee or executive consultant under the 1994 Plan in any calendar year, with any unused portion thereof carried forward. Unless the 1994 Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 1994 Plan are again available for option and sale. Key employees are those active executive officers or other valuable employees of the Company that are selected by the Compensation Committee to participate in the 1994 Plan. Executive consultants are those executive-level consultants of the Company that are selected by the Compensation Committee to participate in the 1994 Plan. No Options may be granted under the 1994 Plan after April 15, 2004.

  Options. In the case of ISOs, the exercise price of an option may not be less than 100% of the fair market value of a share of Common Stock at the time of grant (or 110% of such fair market value if the grantee owns more than 10% of the shares of Common Stock outstanding at the time of grant (a "Ten Percent Shareholder")). NQSOs issued pursuant to the 1994 Plan will be exercisable at such price, not less than the fair market value of a share of Common Stock at the time of grant, as may be fixed by the Compensation Committee. The fair market value of the Common Stock on March 15, 2000 was $5.0625 per share. Shares purchased pursuant to the exercise of options must be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order; (ii) if the shares are traded on a national securities exchange, through the delivery of instructions to a broker to deliver the purchase price; or (iii) on other terms acceptable to the Compensation Committee (which may include payment by transfer of shares owned by the participant for at least six months or the surrender of options).

  The Compensation Committee sets the number of shares, optionees and schedule of exercisability with regard to each option grant, subject to acceleration in the event of a Change in Control of the Company (as defined in the 1994 Plan). No option may be exercisable after the expiration of ten years from the date of its grant (or five years, in the case of ISOs granted to a Ten Percent Shareholder). No ISO may be transferred, assigned, pledged or hypothecated in any way except by will or under applicable laws of descent and distribution. NQSOs may be transferred to any family member of the participant or transferred to entities controlled by the participant and/or such family members for or without consideration.

  In consideration of the grant of options, each employee is required to agree not to engage, without the written consent of the Compensation Committee, in any Competitive Activity (as defined in the 1994 Plan) during the participant's employment by the Company, and in the event any options vest, for a period of one year following termination of employment. Options that were exercisable upon a participant's termination of employment or consultancy other than for cause remain exercisable following such termination for a period of: (i) one year, in the case of death or disability, (ii) 90 days, in the case of retirement or termination other than for cause and (iii) in all other instances, 30 days following such termination, in each case subject to extension by the Compensation Committee. Options that were exercisable upon a participant's termination of employment or consultancy for cause are canceled upon such termination. Except as otherwise determined by the Compensation Committee, options that were not exercisable at the time of a participant's termination of employment or consultancy by the Company shall automatically be canceled upon such termination. The Compensation Committee has the discretion under the 1994 Plan to impose in a participant's option agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a participant may have.

  The 1994 Plan provides for the Compensation Committee to have the right to make appropriate adjustments in the number and kind of securities receivable upon the exercise of options or the exercise price in the event of a stock split, stock dividend, merger, consolidation, reorganization, spinoff, partial or complete liquidation or other similar changes in the capital structure or other corporate transactions. The 1994 Plan also gives the Compensation Committee the option to terminate all outstanding options effective upon the consummation of a merger or consolidation in which the Company is not the surviving entity or of any other transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or upon the consummation of the sale or transfer of all of the Company's assets (any such event an "Acquisition Event"), subject to the right of participants to exercise all outstanding options prior to the effective date of the Acquisition Event.

  As of the date hereof, options for approximately 2,981,541 shares granted to 71 employees and no consultants are outstanding and options to purchase 109,656 shares have been exercised, leaving options for approximately 889,337 shares available for grant to employees and consultants in the future. Approximately 100 employees and no consultants are eligible to participate in the 1994 Plan.

  The purpose of the 1994 Plan is to provide key employees and executive consultants of the Company and its subsidiaries with an increased incentive to make contributions to the long-term performance and growth of the Company, to join the interests of key employees and executive consultants with the interests of stockholders of the Company and to facilitate attracting and retaining key employees and executive consultants of the Company. The 1994 Plan, however, could have an "anti-takeover" effect, particularly with regard to acceleration of the exercisability of options in connection with a Change in Control.

  Persons deemed to be affiliates of the Company, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, the Company, must resell securities acquired under the 1994 Plan pursuant to a registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

  The Company is the issuer of the securities offered pursuant to the 1994 Plan. The shares of Common Stock of the Company issuable upon exercise of options granted under the 1994 Plan may be either authorized and unissued or reacquired shares of Common Stock of the Company. The 1994 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

  Federal Income Tax Consequences. The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

  Under federal income tax law as currently in effect, neither ISOs nor NQSOs require a participant to recognize income at the time of grant. Upon the exercise of a NQSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the aggregate exercise price. Subsequent appreciation or decline in the value of the share will generally be treated as capital gain or loss on the sale or other disposition of the shares. With respect to an ISO, no income is recognized by the participant in connection with the exercise, although the excess of the fair market value of the Common Stock at exercise over the aggregate exercise price results in alternative minimum taxable income which is used in determining alternative minimum tax liability of the participant. The participant will be subject to taxation at the time shares acquired upon the exercise of an ISO are sold or otherwise disposed of. If the sale occurs at least two years after the date the ISO was granted and at least one year after the date it was exercised, the participant generally will recognize capital gain or loss in an amount equal to the excess of the proceeds of the sale over the aggregate exercise price of the shares sold. If the participant disposes of such shares within two years of the date the ISO was granted or within one year of receipt of the shares pursuant to the exercise of the ISO, the participant will recognize ordinary income, in an amount equal to the excess of the fair market value of the shares on the date of the exercise over the exercise price or the gain on disposition, if lower. The excess, if any, of the amount realized upon disposition of such shares over the fair market value of the shares on the date of exercise will be long or short term capital gain, depending upon the holding period of the shares, providing the participant holds the shares as a capital asset at the time of disposition. If such disposition of the shares by the participant within two years of the date of grant of the ISO or one year of its exercise is a sale or exchange with respect to which a loss (if sustained) would be recognized by the participant, then the amount which is includable in the gross income of the participant shall not exceed the excess (if any) of the amount realized on the sale or exchange over the adjusted basis of such shares.

  The Company's tax consequences will also depend upon whether an option is an ISO or a NQSO. In the case of a NQSO, the Company will be entitled, subject to the possible application of Sections 162(m) and 280G of the Code as discussed below, to a deduction in connection with the participant's exercise in an amount equal to the income recognized by the participant, provided that the amount of constitutes reasonable compensation. If the Option is an ISO, however, the Company will not be entitled to a deduction if the participant satisfies holding period requirements and recognizes capital gain. If those requirements are not satisfied, the Company will be entitled to a deduction corresponding to the ordinary income recognized by the participant, subject to the possible application of Section 162(m) of the Code as discussed below, if the amount constitutes reasonable compensation.

  If upon the exercise of any NQSO or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an ISO, there shall be payable by the Company or a subsidiary any amount for income tax withholding, in the Committee's discretion, either the participant shall pay such amount to the Company or such subsidiary, or the amount of shares of Common Stock delivered by the Company to the participant will be appropriately reduced, to reimburse the Company or such subsidiary for such payment.

  The Company or any of its subsidiaries will have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its subsidiaries to the participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the Common Stock upon exercise of an option until payment by the participant to the Company of the amount of any such tax. The Committee may permit participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of shares of Common Stock delivered or deliverable by the Company upon exercise of an option appropriately reduced, or by electing to tender shares of Common Stock back to the Company subsequent to exercise of an option to reimburse the Company for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

  Section 162(m) of the Code precludes a publicly held corporation from claiming a compensation deduction for compensation in excess of $1 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer required to be shown in the Summary Compensation Table. This limitation does not apply, however, to "qualified performance-based compensation." In accordance with the "qualified performance-based compensation" requirements of Section 162(m) of the Code, options granted under the 1994 Plan must have an exercise price equal at least to fair market value at the date of grant and the 1994 Plan limits the number of shares that may be the subject of awards granted to any employee during any calendar year. However, because the Compensation Committee members are affiliated with the Company's principal stockholders and those stockholders have reportable related-party transactions with the Company, compensation from the exercise of options may not qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

  If there is an acceleration of the exercisability of Options upon a change of ownership or control of the Company or a change in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 280G of the Code), all or a portion of the income realized by the participant (from the exercise of options and from any other payments made to the participant by the Company) may constitute "excess parachute payments" under Section 280G. The participant receiving excess parachute payments incurs an excise tax of 20% of the amount of the payments in excess of the employee's average annual compensation for the five calendar years preceding the year of the event causing the acceleration, and the Company is not entitled to a deduction for such excess amounts.

  Option Grants. The following table sets forth, as to Thomas E. Evans, Thomas
E. Hannah, Dennis E. Hiller, Elizabeth R. Philipp, J. Michael Stepp, D. Michael Weston and Dean C. Gaskins, all current executive officers as a group, all current directors who are not executive officers as a group and all employees (including officers) who are not executive officers, as a group, the options granted by the Company during the fiscal year ended December 25, 1999 and during the period from December 26, 1999 through March 15, 2000:

                               NEW PLAN BENEFITS
                            1993 Stock Option Plan
                            1994 Stock Option Plan

                                  Number of Shares of     Number of Shares of
                                     Common Stock            Common Stock
                                  Subject to Options      Subject to Options
                                Granted Under the Plans Granted Under the Plans
                                  in the Fiscal Year    from December 26, 1999
      Name and Position         Ended December 25, 1999    to March 15, 2000
      -----------------         ----------------------- -----------------------
Thomas E. Evans, Chairman of
 the Board and Chief Executive
 Officer......................         1,200,000                     0
Thomas E. Hannah, former Chief
 Executive Officer............                 0                     0
Dennis E. Hiller, President
 North American Automotive
 Interior Systems.............           100,000                     0
Elizabeth R. Philipp, former
 Executive Vice President,
 General Counsel and
 Secretary....................                 0                     0
J. Michael Stepp, former
 Executive Vice President
 Strategic Planning and
 Business Development.........            50,000                     0
D. Michael Weston, President
 European Automotive Interior
 Systems......................           100,000                     0
Dean C. Gaskins, President
 Automotive Fabrics...........                 0                     0
All Current Executive Officers
 as a Group (8 persons).......         1,590,000                40,000
All Current Directors who are
 not Executive Officers as a
 Group (8 persons)............           110,000                     0
All Employees (including
 Officers as a Group) (37
 persons).....................         1,999,000                40,000

  The dollar values of such options cannot be determined because they depend on the market value of the underlying shares on the date of exercise. No associate of any director, nominee or executive officer has been granted options under the plans. In addition, no person not named above has received five percent or more of the options authorized under the plans, in the aggregate.

  Amendment or Termination of the 1994 Plan. The Board of Directors may terminate or amend the 1994 Plan, or amend any option under the 1994 Plan, at any time; provided that, (1) no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 1994 Plan without the approval or ratification of stockholders of the Company, and (2) no such amendment or revision may change the option price or alter or impair any option previously granted under the 1994 Plan, in a manner adverse to a participant, without the consent of such participant.

Management recommends a vote FOR Proposal II.

                                 PROPOSAL III

           APPROVAL OF THE COMPANY'S 2000 EMPLOYEE STOCK OPTION PLAN

  The Compensation Committee of the Company and the Board of Directors of the Company have approved the submission of the Company's 2000 Employee Stock Option Plan ("2000 Plan") for approval at the 2000 annual meeting of stockholders of the Company.

  The vote required for approval of Proposal III is the affirmative vote of the holders of a majority of the total number of votes cast on the proposal at the annual meeting of stockholders. Abstentions, withheld votes and broker non-votes will not be deemed affirmative or negative votes in determining approval of this proposal, but will be counted in determining the number of shares of Common Stock present or represented by proxy in determining whether a quorum is present. The Board does not intend to place the 2000 Plan into effect unless such approval is obtained at the Meeting, and such approval is sought, in part, in order to exempt the granting of options under the 2000 Plan from the provisions of Section 162(m) of the Code and in order to comply with stockholder approval requirements for securities traded on the New York Stock Exchange.

        SUMMARY OF THE PRINCIPAL TERMS AND CONDITIONS OF THE 2000 PLAN

  Shares Subject to Options. The 2000 Plan authorizes the issuance of up to 6,000,000 shares of Common Stock, par value $0.01 per share, upon the exercise of incentive stock options ("ISOs") and nonqualified stock options ("NQSOs") granted to key employees and NQSOs granted to executive consultants of the Company under the 2000 Plan. No more than 1,000,000 shares may be subject to options granted to any employee or executive consultant under the 2000 Plan in any calendar year, with any unused portion thereof carried forward. Unless the 2000 Plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 2000 Plan are again available for option and sale. Key employees are those active executive officers or other valuable employees of the Company that are selected by the Compensation Committee to participate in the 2000 Plan. Executive consultants are those executive-level consultants of the Company that are selected by the Compensation Committee to participate in the 2000 Plan. Non-United States employees may participate in the 2000 Plan, and modifications may be made to the terms and conditions of awards made under the 2000 Plan to comply with local laws. No director of the Company who is a managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group, L.P. or their affiliates will be eligible to participate in the 2000 Plan. No options may be granted under the 2000 Plan after February 24, 2010.

  Options. In the case of ISOs, the exercise price of an option may not be less than 100% of the fair market value of a share of Common Stock at the time of grant (or 110% of such fair market value if the grantee owns more than 10% of the shares of Common Stock outstanding at the time of grant (a "Ten Percent Shareholder")). NQSOs issued pursuant to the 2000 Plan will be exercisable at such price, not less than the fair market value of a share of Common Stock at the time of grant, as may be fixed by the Compensation Committee. The fair market value of the Common Stock on March 15, 2000 was $5.0625 per share. Shares purchased pursuant to the exercise of options must be paid for at the time of exercise as follows: (i) in cash or by check, bank draft or money order; (ii) if the shares are traded on a national securities exchange, through the delivery of instructions to a broker to deliver the purchase price; or (iii) on other terms acceptable to the Compensation Committee (which may include payment by transfer of shares owned by the participant for at least six months or the surrender of options).

  The Compensation Committee sets the number of shares, optionees and schedule of exercisability with regard to each option grant, subject to acceleration in the event of a Change in Control of the Company (as defined in the 2000 Plan). No option may be exercisable after the expiration of ten years from the date of its grant (or five years, in the case of ISOs granted to a Ten Percent Shareholder). No ISO may be transferred, assigned, pledged or hypothecated in any way except by will or under applicable laws of descent and distribution. NQSOs may be transferred to any family member of the participant or transferred to entities controlled by the participant and/or such family members for or without consideration.

  In consideration of the grant of options, each employee is required to agree not to engage, without the written consent of the Compensation Committee, in any Competitive Activity (as defined in the 2000 Plan) during the participant's employment by the Company, and in the event any options vest, for a period of one year following termination of employment. Options that were exercisable upon a participant's termination of employment or consultancy other than for cause remain exercisable following such termination for a period of: (i) one year, in the case of death or disability, (ii) 90 days, in the case of retirement or termination other than for cause and (iii) in all other instances, 30 days following such termination, in each case subject to extension by the Compensation Committee. Options that were exercisable upon a participants' termination of employment or consultancy for cause are canceled upon such termination. Except as otherwise determined by the Compensation Committee, options that were not exercisable at the time of a participant's termination of employment or consultancy by the Company shall automatically be canceled upon such termination. The Compensation Committee has the discretion under the 2000 Plan to impose in a participant's option agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a participant may have.

  The 2000 Plan provides for the Compensation Committee to have the right to make appropriate adjustments in the number and kind of securities receivable upon the exercise of options or the exercise price in the event of a stock split, stock dividend, merger, consolidation, reorganization, spinoff, partial or complete liquidation or other similar changes in the capital structure or other corporate transactions. The 2000 Plan also gives the Compensation Committee the option to terminate all outstanding options effective upon the consummation of a merger or consolidation in which the Company is not the surviving entity or of any other transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or upon the consummation of the sale or transfer of all of the Company's assets (any such event an "Acquisition Event"), subject to the right of participants to exercise all outstanding options prior to the effective date of the Acquisition Event.

  As of the date of this Proxy Statement approximately 650 key employees and no executive consultants are currently eligible to participate in the 2000 Plan. No options have yet been granted under the 2000 Plan.

  The purpose of the 2000 Plan is to provide key employees and executive consultants of the Company and its subsidiaries with an increased incentive to make contributions to the long-term performance and growth of the Company, to join the interests of key employees and executive consultants with the interests of stockholders of the Company and to facilitate attracting and retaining key employees and executive consultants of the Company. The 2000 Plan, however, could have an "anti-takeover" effect, particularly with regard to the acceleration of the exercisability of options in connection with a Change in Control.

  Persons deemed to be affiliates of the Company, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, the Company, must resell securities acquired under the 2000 Plan pursuant to a registration statement under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act"), Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

  The Company is the issuer of the securities offered pursuant to the 2000 Plan. The shares of Common Stock of the Company issuable upon exercise of options granted under the 2000 Plan may be either authorized and unissued or reacquired shares of Common Stock of the Company. The 2000 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

  Federal Income Tax Consequences. The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

  Under federal income tax law as currently in effect, neither ISOs nor NQSOs require a participant to recognize income at the time of grant. Upon the exercise of a NQSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the aggregate exercise price. Subsequent appreciation or decline in the value of the shares will generally be treated as capital gain or loss on the sale or other disposition of the shares. With respect to an ISO, no income is recognized by the participant in connection with the exercise, although the excess of the fair market value of the

Common Stock at exercise over the aggregate exercise price results in alternative minimum taxable income which is used in determining alternative minimum tax liability of the participant. The participant will be subject to taxation at the time shares acquired upon the exercise of an ISO are sold or otherwise disposed of. If the sale occurs at least two years after the date the ISO was granted and at least one year after the date it was exercised, the participant generally will recognize capital gain or loss in an amount equal to the excess of the proceeds of the sale over the aggregate exercise price of the shares sold. If the participant disposes of such shares within two years of the date the ISO was granted or within one year of receipt of the shares pursuant to the exercise of the ISO, the participant will recognize ordinary income, in an amount equal to the excess of the fair market value of the shares on the date of the exercise over the exercise price or the gain on disposition, if lower. The excess, if any, of the amount realized upon disposition of such shares over the fair market value of the shares on the date of exercise will be long or short term capital gain, depending upon the holding period of the shares, providing the participant holds the shares as a capital asset at the time of disposition. If such disposition of the shares by the participant within two years of the date of grant of the ISO or one year of its exercise is a sale or exchange with respect to which a loss (if sustained) would be recognized by the participant, then the amount which is includable in the gross income of the participant shall not exceed the excess (if any) of the amount realized on the sale or exchange over the adjusted basis of such shares.

  The Company's tax consequences will also depend upon whether an option is an ISO or a NQSO. In the case of a NQSO, the Company will be entitled, subject to the possible application of Sections 162(m) and 280G of the Code as discussed below, to a deduction in connection with the participant's exercise in an amount equal to the income recognized by the participant, provided that the amount constitutes reasonable compensation. If the Option is an ISO, however, the Company will not be entitled to a deduction if the participant satisfies holding period requirements and recognizes capital gain. If those requirements are not satisfied, the Company will be entitled to a deduction corresponding to the ordinary income recognized by the participant, subject to the possible application of Section 162(m) of the Code as discussed below, if the amount constitutes reasonable compensation.

  If upon the exercise of any NQSO or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an ISO, there shall be payable by the Company or a subsidiary any amount for income tax withholding, in the Committee's discretion, either the participant shall pay such amount to the Company or such subsidiary, or the amount of shares of Common Stock delivered by the Company to the participant will be appropriately reduced, to reimburse the Company or such subsidiary for such payment.

  The Company or any of its subsidiaries will have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its subsidiaries to the participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the Common Stock upon exercise of an option until payment by the participant to the Company of the amount of any such tax. The Committee may permit participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of shares of Common Stock delivered or deliverable by the Company upon exercise of an option appropriately reduced, or by electing to tender shares of Common Stock back to the Company subsequent to exercise of an option to reimburse the Company for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

  Section 162(m) of the Code precludes a publicly held corporation from claiming a compensation deduction for compensation in excess of $1 million paid to the chief executive officer or any of the four most highly compensated officers other than the chief executive officer required to be shown in the Summary Compensation Table. This limitation does not apply, however, to "qualified performance-based compensation." In accordance with the "qualified performance based compensation" requirements of Section 162(m) of the Code, options granted under the 2000 Plan must have an exercise price equal at least to fair market value at the date of grant and the 2000 Plan limits the number of shares that may be the subject of awards granted to any employee during any calendar year. However, because the Compensation Committee members are affiliated with the Company's principal stockholders and those stockholders have reportable related-party transactions with the Company, compensation from the exercise of options may not qualify as "qualified performance-based compensation" for purposes of Section 162(m) of the Code.

  If there is an acceleration of the exercisability of Options upon a change of ownership or control of the Company or a change in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 280G of the Code), all or a portion of the income realized by the participant (from the exercise of Options and from any other payments made to the participant by the Company) may constitute "excess parachute payments" under Section 280G. The participant receiving excess parachute payments incurs an excise tax of 20% of the amount of the payments in excess of the employee's average annual compensation for the five calendar years preceding the year of the event causing the acceleration, and the Company is not entitled to a deduction for such excess amounts.

  Amendment or Termination of the 2000 Plan. The Board of Directors may terminate or amend the 2000 Plan, or amend any option under the 2000 Plan, at any time; provided that, (1) no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 2000 Plan without the approval or ratification of the stockholders of the Company, and
(2) no such amendment or revisions may change the option price or alter or impair any option previously granted under the 2000 Plan, in a manner adverse to a participant, without the consent of such participant.

  Option Grants. See "Option Grants" in part II of this Proxy Statement for a description of the options granted under the Company's plans.

Management recommends a vote FOR Proposal III.

                  RELATIONSHIPS WITH INDEPENDENT ACCOUNTANTS

  Arthur Andersen LLP served as independent auditors of the Company for the fiscal year ended December 25, 1999, and has served as independent auditors of the Company since the Company's inception in 1988. The Board of Directors has selected Arthur Andersen LLP to serve as independent auditors of the Company for the fiscal year ending December 30, 2000. A representative of Arthur Andersen LLP is expected to be present at the Meeting with the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

  Any stockholder who wishes to submit a proposal for action to be included in the proxy materials for the Company's Year 2001 Annual Meeting must submit such proposal so that it is received by the Secretary of the Company not later than December 6, 2000. Proposals must be in writing and sent via registered, certified or express mail. Facsimile or other forms of electronic submissions will not be accepted.

                   OTHER MATTERS TO COME BEFORE THE MEETING

  The federal proxy rules specify what constitutes timely submission for a stockholder proposal to be included in the Proxy Statement, as discussed above under "STOCKHOLDER PROPOSALS". If a stockholder desires to bring business before an annual meeting which is not the subject of a proposal timely submitted for inclusion in the Proxy Statement, the stockholder must follow procedures outlined in the Company's bylaws. A copy of these bylaw procedures is available upon request from the Secretary of the Company, 5755 New King Court, Troy, Michigan 48098. One of the procedural requirements in the bylaws is timely notice in writing of the business the stockholder proposes to bring before the annual meeting. Notice must be received not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders (which is between January 1, 2001 and January 31, 2001 for the purposes of the Year 2001 Annual Meeting); provided, however, that if the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made, whichever occurs first. It should be noted that those bylaw procedures govern proper submission of business to be put before an annual meeting and do not preclude discussion by any stockholder of any business properly brought before an annual meeting.

  For a description of the requirements for recommending director candidates for consideration to the Nominating Committee, see "Information as to Nominees and Other Directors--Committees of the Board." If a stockholder wants to nominate a person for election to the Board of Directors other than a director nominated by the Nominating Committee, notice of the proposed nomination must be delivered to or mailed and received by the Secretary of the Company at the address set forth in the previous paragraph by the time periods set forth in the previous paragraph in the case of an annual meeting and, in the case of a special meeting called for the purpose of electing directors, by the close of business on the tenth day following the day on which public disclosure of the date of the special meeting was made. The bylaw provision contains other requirements for notice and a copy thereof is available upon request from the Secretary of the Company.

                                 ANNUAL REPORT

  The Company's Annual Report on Form 10-K for the fiscal year ended December 25, 1999, including financial statements and financial statement schedules, is being sent to the stockholders of the Company as the 1999 Annual Report to Stockholders. The Company will furnish a copy of any of the exhibits referenced in the Annual Report on Form 10-K upon the request in writing of a stockholder for a fee of not more than $.50 per page to cover the cost of reproduction and mailing. Requests may be directed to: Collins & Aikman Corporation, 5755 New King Court, Troy, Michigan 48098, Attention: Investor Relations.

  The Annual Report on Form 10-K (and any of the financial statements contained therein) is not to be considered filed as part of this Proxy Statement or deemed soliciting material.

                                 OTHER MATTERS

  As of the date of mailing this Proxy Statement, the Company has received no notice of any other matters to be brought by a stockholder before the Meeting. Accordingly, no other matters may be brought before the Meeting, unless the Company in its sole discretion waives the advance notice bylaw provision discussed above or unless the matter is incident to the conduct of the Meeting. If the Company in its sole discretion waives the advance notice bylaw provision or there is a matter incident to the conduct of the Meeting and consequently a matter not described in this Proxy Statement properly comes before the Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with their best judgment unless a stockholder, by striking out the appropriate provision of the proxy, chooses to withhold authority to vote on such matters.

                                          By Order of the Board of Directors,

                                          /s/ RONALD T. LINDSAY

                                          RONALD T. LINDSAY
                                          Secretary

PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY. NO POSTAGE STAMP IS NECESSARY IF MAILED IN THE UNITED STATES.

PROXY
                          COLLINS & AIKMAN CORPORATION
   This Proxy is solicited on behalf of the Board of Directors for the Annual
                            Meeting of Stockholders
     to be held on May 1, 2000 and any adjournment or postponement thereof

  The undersigned hereby appoints Thomas E. Evans, Bruce R. Barnes and Richard
C. Lappin (the "Agents") as proxies (each with the power to act alone and to appoint a substitute) and hereby authorizes each of them to represent and to vote, as designated hereon, all the shares of Common Stock, par value $0.01 per share, of Collins & Aikman Corporation (the "Company") held of record by the undersigned at the close of business on March 15, 2000 at the Annual Meeting of Stockholders of the Company to be held on May 1, 2000 at 11:00 a.m., Eastern Daylight Savings Time, and at any adjournment or postponement thereof on the proposals referred to below.

  This Proxy, when executed, will be voted in accordance with the specifications hereon. In the absence of such specifications, this Proxy will be voted FOR Proposal I and if any nominee shall be unavailable to serve as a director, this proxy will be voted for the election of such other person or persons as the Nominating Committee of the Board of Directors or the Company may select and will be voted FOR Proposals II and III.

  The Board of Directors recommends a vote FOR Proposals I, II and III.

  The undersigned hereby revokes any proxies heretofore given and directs the Agents to vote as follows:

  1. Proposal I: Election of the following nominees as Directors: Robert C. Clark, Marc S. Goldberg and Neil P. Simpkins.

   [_] FOR all    [_] WITHHOLD       [_] If you wish to withhold
     nominees       AUTHORITY (for     authority to vote for any
     (except as     all nominees)      nominee(s), write his
     indicated)                        (their) name(s) on the lines
                                       below.

                                       ----------------------------------------

                                       ----------------------------------------

                                       ----------------------------------------

             (Continued and to be signed and dated on reverse side)

                         (continued from reverse side)

  2. Proposal II: A proposal to amend certain provisions of the Company's 1994 Employee Stock Option Plan, primarily to increase the number of shares that may be issued under the Plan by one million shares.

  [_] FOR Proposal II    [_] AGAINST Proposal II
                                              [_] ABSTAIN

  3. Proposal III: A proposal to approve the Company's 2000 Employee Stock Option Plan.

  [_] FOR Proposal III   [_] AGAINST Proposal III
                                              [_] ABSTAIN

  In their discretion, the Agents are authorized to vote on any other matters as may properly come before the meeting or any adjournment or postponement thereof.

                                         The undersigned hereby
                                         ratifies and confirms all
                                         that these Agents may do
                                         by virtue hereof and
                                         hereby acknowledges
                                         receipt of the notice of
                                         Annual Meeting of
                                         Stockholders and the Proxy
                                         Statement.
                                         Dated: _____________ , 2000
                                         Signature(s)* _____________

                                         *Please sign your name(s)
                                         exactly as if (they)
                                         appear(s) opposite. When
                                         shares are held by joint
                                         owners, all should sign.
                                         When signing as attorney,
                                         executor, administrator,
                                         trustee or guardian,
                                         please give full title as
                                         such. If a corporation,
                                         please sign in full
                                         corporate name by
                                         president or other
                                         authorized officer and
                                         indicate title. If a
                                         partnership, please sign
                                         in partnership name by
                                         authorized person and
                                         indicate title.

Please mark, sign, date       Votes should be indicated
and return the Proxy Card     (x) in black or blue ink.
promptly using the
enclosed envelope.

--------------------------------------------------------------------------------

                          COLLINS & AIKMAN CORPORATION

                        1994 EMPLOYEE STOCK OPTION PLAN

--------------------------------------------------------------------------------

                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----
I.   Purposes of the Plan                                                     1

II.  Definitions                                                              1

III. Effective Date                                                           4

IV.  Administration                                                           4

     A.  Duties of the Committee                                              4
     B.  Advisors                                                             5
     C.  Indemnification                                                      5
     D.  Meetings of the Committee                                            5
     E.  Determinations                                                       5

V.   Shares; Adjustment Upon Certain Events                                   6

     A.   Shares to be Delivered; Fractional Shares                           6
     B.   Number of Shares                                                    6
     C.   Adjustments; Recapitalization, etc.                                 6

VI.  Awards and Terms of Options                                              7

     A.   Grant                                                               7
     B.   Exercise Price                                                      7
     C.   Number of Shares                                                    7
     D.   Exercisability                                                      7
     E.   Acceleration of Exercisability                                      8
     F.   Exercise of Options.                                                8
     G.   [Reserved].                                                         9
     H.   Non-Competition and Other Provisions.                               9
     I.   [Reserved].                                                         9
     J.   Incentive Stock Option Limitations.                                 9

VII. Effect of Termination of Relationship                                   10

     A.   Death, Disability, Retirement, etc.                                10
     B.   Cause                                                              10
     C.   Other Termination                                                  10
     D.   Cancellation of Options                                            11

VIII.Transferability of Options                                              11

IX.  Rights as a Stockholder                                                 11

X.   Termination, Amendment and Modification                                 11

     A.   General Amendments                                                 11

XI.  Use of Proceeds                                                         12

XII. General Provisions                                                      12

     A.   Right to Terminate Employment                                      12
     B.   Purchase for Investment                                            12
     C.   Trusts, etc.                                                       12
     D.   Notices                                                            13
     E.   Severability of Provisions                                         13
     F.   Payment to Minors, Etc.                                            13
     G.   Headings and Captions                                              13
     H.   Controlling Law                                                    13
     I.   Section 162(m) Deduction Limitation                                13
     J.   Section 16(b) of the Act                                           13

XIII.Issuance of Stock Certificates; Legends; Payment of Expenses            14

     A.   Stock Certificates                                                 14
     B.   Legends                                                            14
     C.   Payment of Expenses                                                14

XIV. Listing of Shares and Related Matters                                   14

XV.  Withholding Taxes                                                       14

Schedule I: 1997 U.K. Executive Stock Option Scheme                          16

                         Collins & Aikman Corporation

                        1994 Employee Stock Option Plan



                       (As Amended Through June 3, 1999)


I.   Purposes of the Plan
     --------------------

          The purposes of this 1994 Employee Stock Option Plan (as amended through June 3, 1999 the "Plan") are to enable Collins & Aikman Corporation (formerly Collins & Aikman Holdings Corporation), (the "Company") and Related Persons (as defined herein) to attract, retain and motivate the employees and consultants who are important to the success and growth of the business of the Company and Related Persons and to create a long-term mutuality of interest between the Key Employees and Executive Consultants (as defined herein) and the stockholders of the Company by granting the Key Employees and Executive Consultants options to purchase Common Stock (as defined herein). This document shall supersede all other material describing this Plan, including, but not limited to, prior drafts hereof and any documents incorporating the terms and provisions of any such prior drafts.


II.  Definitions
     -----------

          In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

          A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          B.   "Board" means the Board of Directors of the Company.

          C. "Cause" means that the Committee shall have determined that any of the following events has occurred: (1) an act of fraud, embezzlement, misappropriation of business or theft committed by a Participant in the course of his or her employment or consultancy or any intentional or gross negligent misconduct of a Participant which injures the business or reputation of the Company or Related Persons; (2) intentional or gross negligent damage committed by a Participant to the property of the Company or Related Persons; (3) a Participant's willful failure or refusal to perform the customary duties and responsibilities of his or her position or consultancy with the Company or Related Persons; (4) a Participant's breach of fiduciary duty, or the making of a false representation, to the Company or Related Persons; (5) a Participant's material breach of any covenant, condition or obligation required to be performed by him or her pursuant to this Plan, the Option Agreement or any other agreement between him or her and the Company or Related Persons or a Participant's intentional or gross negligent violation of any material written policy of the Company or Related Persons; (6) a Key Employee's willful failure or refusal to act in accordance with any specific lawful instructions of a majority of the Board of Directors of the Company; or (7) commission by a Participant of a felony or a crime involving moral turpitude. Cause shall be deemed to exist as of the date any of the above events occur even if the Committee's determination is later and whether or not such determination is made before or after Termination of Employment or Termination of Consultancy.

          D. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

          E. "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board, provided however that for the purpose of determining any compensation under the Plan of a "covered employee" within the meaning of Section 162(m) of the Code and the regulations relating thereto ("Section 162(m)" which is intended to qualify as "performance-based" within the meaning of Section 162(m) ("Qualified Compensation") and deciding all matters related to Qualified Compensation which are required under Section 162(m) to be decided by "outside directors" (including without limitation making grants and determining material terms of grants), "Committee" shall mean the Section 162(m) Committee of the Board. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

          F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

          G. "Company" means Collins & Aikman Corporation, a Delaware corporation.

          H. "Competitive Activity" means (a) being employed by, consulting to or being a director of any business, or engaging directly or indirectly in any business activity, that is competitive with any material business of any of the Company, a Related Person or of the division that the Participant is or was employed by or (b) soliciting for employment or consulting, employing or retaining, or assisting another Person to employ or retain, directly or indirectly, any employees of the Company or Related Persons or any Person who was an employee of the Company or Related Persons in the prior six months, provided, however, that employing or retaining, or assisting another Person to employ or retain, any Person whose employment or consultancy with the Company or a Related Person has been terminated without Cause or any Person that is non-exempt under the Federal Fair Labor Standards Act, 29 USC (S) 213(a)(1), shall not be considered Competitive Activity.

          I. "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

          J. "Executive Consultants" shall mean executive-level consultants of the Company or Related Persons, as determined by the Committee, provided, however, that no managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan.

          K. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Committee based upon its assessment of the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell (without giving effect to any discount for a minority interest or any restrictions on transferability or any lack of liquidity of the stock).

          L. "Incentive Stock Option" shall mean any Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          M. "Key Employee" means any person who is an executive officer or other valuable employee of the Company or a Related Person, as determined by the Committee, provided, however, that no managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan. A Key Employee may, but need not, be an officer or director of the Company or a Related Person.

          N. "Non-Qualified Stock Option" shall mean any Option awarded under this Plan that is not an Incentive Stock Option.

          O. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

          P. "Participant" means a Key Employee or Executive Consultant who is granted Options under the Plan which Options have not expired; provided, however, that any Executive Consultant shall be a Participant for purposes of the Plan solely with respect to grants of Non-Qualified Stock Options and shall be ineligible for Incentive Stock Options.

          Q. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

          R. [Reserved]

          S. "Related Person or Related Persons" means (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

          T. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          U. "Share" means a share of Common Stock.

          V. "Ten Percent Shareholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in Section 422 of the Code.

          W. "Termination of Consultancy" with respect to an individual means that individual is no longer acting as an Executive Consultant to the Company or a Related Person. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Consultancy of any individual who is not otherwise an Executive Consultant of the Company or another Related Person at the time the entity ceases to be a Related Person.

          X. "Termination of Employment" with respect to an individual means that individual is no longer actively employed by the Company or a Related Person on a full-time basis, irrespective of whether or not such employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee of the Company or another Related Person at the time the entity ceases to be a Related Person. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

          Y. "Termination of Relationship" means a Termination of Consultancy or a Termination of Employment where the individual is no longer a consultant to, or employee of, the Company.


III. Effective Date
     --------------

          The Plan became effective initially on April 15, 1994 (the "Effective Date") and was subsequently amended, including without limitation by an amendment as of June 3, 1999. The amendment to the Plan as of June 3, 1999, among other things, increased the number of Shares available for issuance under the Plan from 2,980,534 to 3,980,534, subject to approval of the Plan, as so amended, by the holders of a majority of the Common Stock (at the time of approval) within one year after June 3, 1999 or at the year 2000 annual meeting of the Company, whichever is later. Any Shares issued under the Plan in excess of 2,980,534 Shares shall be referred to as the "Additional Shares". Grants of Options by the Committee under the Plan for Additional Shares may be made, provided that all such grants of Options for Additional Shares shall be subject to approval of the Plan, as amended through June 3, 1999, by the holders of a majority of the Common Stock (at the time of approval) within one year after June 3, 1999 or at the year 2000 annual meeting of the Company, whichever is later. If the Plan is not so approved by the holders of a majority of the Common Stock (at the time of approval), all Options for Additional Shares which have been granted by the Committee shall be null and void. No Options for Additional Shares may be exercised prior to the approval of the Plan, as amended through June 3, 1999, by the holders of a majority of the Common Stock (at the time of approval).

IV   Administration
     --------------

          A.      Duties of the Committee.  The Plan shall be administered by
                  -----------------------
the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine the consideration to be received by the Company in exchange for the grant of the Options; to determine whether and to what extent Incentive Stock Options and Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Key Employees and to determine whether and to what extent Non-Qualified Stock Options are to be granted hereunder to one or more Executive Consultants; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under
Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

          B.       Advisors.  The Committee may employ such legal counsel,
                   --------
consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C.      Indemnification.  To the maximum extent permitted by
                  ---------------
applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Related Person.

          D.      Meetings of the Committee.  The Committee shall adopt such
                  -------------------------
rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed from the Committee at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

          E.      Determinations.  Each determination, interpretation or other
                  --------------
action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company and

Related Persons, directors, officers and other employees of the Company and Related Persons, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.


V.   Shares; Adjustment Upon Certain Events
     --------------------------------------

          A.      Shares to be Delivered; Fractional Shares.  Shares to be
                  -----------------------------------------
issued under the Plan shall be made available, at the sole discretion of the Board, either from authorized but unissued Shares or from issued Shares reacquired by Company and held in treasury. No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

          B.      Number of Shares.  Subject to adjustment as provided in this
                  ----------------
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 3,980,534. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit.

          C.      Adjustments; Recapitalization, etc.  The existence of the Plan
                  -----------------------------------
and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Related Persons, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the maximum number of Shares specified in Article V(B) and VI(A), in the number of Shares covered by outstanding Options granted hereunder, and/or in the Purchase Price (as hereinafter defined) applicable to such Options or such other adjustments in the number and kind of securities received upon the exercise of Options, as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of a merger or consolidation in which Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Options theretofore granted or the Purchase Price (as hereinafter defined).


VI.  Awards and Terms of Options
     ---------------------------

          A.      Grant.  The Committee may grant Non-Qualified Stock Options or
                  -----
Incentive Stock Options, or any combination thereof to Key Employees and may grant Non-Qualified Stock Options to Executive Consultants, provided, that the maximum number of Shares with respect to which Options may be granted to any Key Employee or Executive Consultant during any calendar year may not exceed 1,000,000, except that in the year of the first grant of Options to a Key Employee or Executive Consultant, the maximum number of Shares with respect to which Options may be granted may not exceed 1,500,000. To the extent that the maximum number of authorized Shares with respect to which Options may be granted are not granted in a particular calendar year to a Participant (beginning with the year in which the Participant receives his or her first grant of Options hereunder), such ungranted Options for any year shall increase the maximum number of Shares with respect to which Options may be granted to such Participant in subsequent calendar years during the term of the Plan until used. Any Incentive Stock Option shall be granted within ten years of the date the Plan is adopted by the Board or approved by shareholders, whichever is earlier. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time.

          B.      Exercise Price.  The purchase price per Share (the "Purchase
                  --------------
Price") deliverable upon the exercise of a Non-Qualified Stock Option or an Incentive Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement but shall be not less than 100% of the Fair Market Value of a Share at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Purchase Price shall be no less than 110% of the Fair Market Value of a Share.

          C.      Number of Shares.  The Option Agreement shall specify the
                  ----------------
number of Options granted to the Participant, as determined by the Committee in its sole discretion.

          D.      Exercisability.  At the time of grant, the Committee shall
                  --------------
specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise. No Option shall be exercisable after the expiration of ten years from the date of grant; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five years. Each Option shall be subject to earlier termination as provided in Article VII below.


          E.      Acceleration of Exercisability.  All Options granted and not
                  ------------------------------
previously exercisable shall become fully exercisable immediately upon a Change of Control (as defined herein). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

                    (a) an acquisition by any individual, entity or group (within the meaning of Section 13d-3 or 14d-1 of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 80% of the combined voting power of the then outstanding voting securities of Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any acquisition by the Company, Related Persons, Wasserstein Perella Partners, L.P., Blackstone Capital Partners L.P. or an affiliate of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Related Persons; or

                    (b) the approval of the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the gross assets of the Company and Related Persons on a consolidated basis (determined under generally accepted accounting principles as determined in good faith by the Committee); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 20% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Related Persons, and any employee benefit plan (or related trust) of the Company or Related Persons or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares) will beneficially own, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of such corporation.

           F.      Exercise of Options.
                   -------------------

               1. A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Options are being exercised; provided, however, that, in the
                                                --------  -------
     case of a notice of exercise delivered to the Committee by facsimile, such payment may be made by delivery of payment to the Committee on the business day next following the date on which such notice of exercise is delivered (such delivery being deemed to have been duly made if the Participant giving such facsimile notice shall have dispatched such payment by a nationally recognized overnight courier service guaranteeing delivery on such next business day, provided such payment is actually received by the Company).

               2. Shares purchased pursuant to the exercise of Options shall be paid for as follows:

                    (a) in cash or by check, bank draft or money order payable to the order of Company;


                    (b) if the Shares are traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

                    (c) on such other terms and conditions as may be acceptable to the Committee (which may include payment in full or in part by the transfer of Shares which have been owned by the Participant for at least 6 months or the surrender of Options owned by the Participant) and in accordance with applicable law.

               3. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

          G.   [Reserved]

          H.       Non-Competition and Other Provisions.  In consideration of
                   ------------------------------------
the grant of Options, by accepting the grant of Options the Participant agrees during employment and, in the event any Options vest, for a period ending one year following the date of the Participant's Termination of Employment, not to engage in any Competitive Activity, except to the extent consented to by the Committee in writing. Each Participant by accepting a grant of Options hereunder acknowledges that the Company or a Related Person will suffer irreparable harm in the event such Participant engages in any Competitive Activity during this period, and agrees that in addition to its remedies at law, the Company and a Related Person shall be entitled to injunctive relief as a consequence of a violation or threatened violation of this covenant. Notwithstanding the foregoing, nothing in this Plan shall prohibit or penalize ownership by a Participant of the shares of a business that is registered under
Section 12 of the Act and constitutes, together with all such shares owned by any immediate family member or affiliate of, or person acting in concert with, such Participant, less than 2% of the outstanding registered shares of such business. The Committee will have the discretion to impose in a Participant's Option Agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a Participant may have.

          I.   [Reserved]

          J.   Incentive Stock Option Limitations.  To the extent that the
               ----------------------------------
aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

          To the extent permitted under Section 422 of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or Related Person is terminated by reason of death, Disability, retirement or termination without Cause, and (ii) the portion of any Incentive Stock Option that would be exercisable during the post-termination period specified under Article VII but for the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an `incentive stock option' during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated for any reason, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

          Should any of the foregoing provisions not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.


VII. Effect of Termination of Relationship
     -------------------------------------

          A.   Death, Disability, Retirement, etc.  Except as otherwise provided
               -----------------------------------
in the Participant's Option Agreement, upon Termination of Relationship, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Relationship (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Relationship) shall remain exercisable by the Participant to the extent not exercised for the following time periods, or, if earlier, the prior expiration of the Option in accordance with the terms of the Plan and grant:

               1. In the event of the Participant's death or Disability, such Options shall remain exercisable by the Participant (or by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one year from the date of the Participant's death or Disability, provided that the Committee, in its sole discretion, may at any time extend such time period.

               2. In the event the Participant retires from employment at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company or a Related Person, before age 65), or if the Participant's employment is terminated by the Company or a Related Person without Cause, such Options shall remain exercisable for 90 days from the date of the Participant's Termination of Employment, provided that the Committee, in its sole discretion, may at any time extend such time period.

          B.   Cause.  Upon the Termination of Relationship of a Participant for
               -----
Cause, or if the Company or a Related Person obtains or discovers information after Termination of Relationship that such Participant had engaged in conduct that would have justified a Termination of Relationship for Cause during employment or consultancy, all outstanding Options of such Participant shall immediately be canceled.

          C.   Other Termination.  In the event of Termination of Relationship
               -----------------
for any reason other than as provided in Article VII(A) or VII(B), all outstanding Options not exercised by the Participant prior to such Termination of Relationship shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of 30 days after such termination, provided that the Committee, in its sole discretion, may at any time extend such time period.

          D.   Cancellation of Options.  Except as otherwise provided in Article
               -----------------------
VI(E), no Options that were not exercisable during the period of employment or consultancy shall thereafter become exercisable upon a Termination of Relationship for any reason or no reason whatsoever, and such options shall terminate and become null and void upon a Termination of Relationship, unless the Committee determines in its sole discretion that such Options shall be exercisable.


VIII.  Transferability of Options
       --------------------------

          Except as provided in this Article VIII, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Participant's lifetime, only by the Participant. A Non-Qualified Stock Option may be transferred to any family member (as hereinafter defined ) of the Participant or transferred to entities controlled by the Participant and/or such family members for or without consideration. For purposes of this Article VIII, "family member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.


IX.  Rights as a Stockholder
     -----------------------

          A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.   Termination, Amendment and Modification
     ---------------------------------------

          A.   General Amendments.  At any time prior to the Termination Date,
               ------------------
the Committee may amend or terminate the Plan or suspend the Plan in whole or in part.

          The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required
                            --------  -------
by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not be materially impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company entitled to vote, no amendment may be made which would require the approval of the stockholders of the Company for listing of the Shares issuable upon exercise of the Options on the New York Stock Exchange.

          The Committee may amend the terms of any Option granted, prospectively or retroactively, but, subject to Article VI above or as otherwise provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant's consent. No modification of an Option shall adversely affect the status of an Incentive Stock Option as an incentive stock option under Section 422 of the Code. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, effect any change that would require stockholder approval under applicable law.


XI.  Use of Proceeds
     ---------------

          The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Company and used for its general corporate purposes as the Board shall determine.


XII. General Provisions
     ------------------

          A.   Right to Terminate Employment.  Neither the adoption of the Plan
               -----------------------------
nor the grant of Options shall impose any obligation on the Company or Related Persons to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company or Related Persons.

          B.   Purchase for Investment.  If the Board or the Committee
               -----------------------
determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception.

          C.   Trusts, etc.  Nothing contained in the Plan and no action taken
               ------------
pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by Company in connection with the Plan shall continue to be part of the general funds of Company, and no individual or entity other than Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of Company.

          D.   Notices.  Any notice to the Company required by or in respect of
               -------
this Plan will be addressed to the Company at 701 McCullough Drive, Charlotte, North Carolina 28262, Attention:

Vice President, Human Resources, or such other place of business as shall become the Company's principal executive offices from time to time, or sent to the Company by facsimile to (704) 548-2081, Attention: Vice President, Human Resources, or to such other facsimile number as the Company shall notify each Participant. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

          E.   Severability of Provisions.  If any provisions of the Plan shall
               --------------------------
be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

          F.   Payment to Minors, Etc.  Any benefit payable to or for the
               -----------------------
benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

          G.   Headings and Captions.  The headings and captions herein are
               ---------------------
provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

           H.  Controlling Law.  The Plan shall be construed and enforced
               ---------------
according to the laws of the State of Delaware.

          I.   Section 162(m) Deduction Limitation.  The Committee at any time
               -----------------------------------
may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

          J.   Section 16(b) of the Act. All elections and transactions under
               ------------------------
the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

XIII.     Issuance of Stock Certificates; Legends; Payment of Expenses
          ------------------------------  ----------------------------

          A.   Stock Certificates.  Upon any exercise of an Option and payment
               ------------------
of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

          B.   Legends.  Certificates for Shares issued upon exercise of an
               -------
Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between Company and the Participant with respect to such Shares.

          C.   Payment of Expenses.  The Company shall pay all issue or transfer
               -------------------
taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.


XIV. Listing of Shares and Related Matters
     -------------------------------------

          If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.


XV.  Withholding Taxes
     -----------------

          The Company shall have the right to require prior to the issuance or delivery of any shares of Common Stock payment by the Participant of any Federal, state or local taxes required by law to be withheld.

          The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A person required to file reports under Section 16(a) of the Exchange Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to Section 16(b) of the Exchange Act. To the extent necessary under then current law, such conditions shall include the following: the Withholding Election shall be subject to the approval of the full Board of Directors of the Company or a committee of the Board which consists of "non-employee directors" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act.

                                                                      SCHEDULE I
                                                                      ----------


     COLLINS & AIKMAN CORPORATION 1997 U.K. EXECUTIVE STOCK OPTION SCHEME - Schedule to the Collins & Aikman Corporation 1994 Employee Stock Option Plan

1.   Definitions and Interpretation

     (a) Unless the context otherwise requires, all expressions defined in the U.S. Plan shall have the same meaning in the U.K. Scheme, save that:-

     "Fair Market Value" has the meaning set forth in sub-rule 53;

     "Option" includes an Approved Stock Option as defined in sub-rule 12;

     "Related Person or Related Persons" includes "Subsidiary" as defined in sub-rule 1.(2).

     (b) In addition, the following expressions shall have the following meanings in the U.K. Scheme unless the context otherwise requires:

     "Approved Stock Option" means an Option granted in accordance with the U.K. Scheme;

     "the Inland Revenue" means the United Kingdom's Commissioners of Inland Revenue;

     "Participating Company" means the Company or a Subsidiary of the Company;

     "the U.K. Scheme" means the Collins & Aikman Corporation 1997 U.K. Executive Stock Option Scheme as herein set out but subject to any alterations or additions made under Rule 8 below;

     "Schedule 9" means Schedule 9 to the Taxes Act;

     "Subsidiary" shall mean a body corporate, whether now or hereafter existing which is:

          (i) a subsidiary of the Company within the meaning of Section 736 of the United Kingdom Companies Act 1985; and is

          (ii) under the control of the Company within the meaning of Section 840 of the Taxes Act.

     "the Taxes Act" means the United Kingdom's Income and Corporation Taxes Act 1988;

     "the U.S. Plan" means the Collins & Aikman Corporation (formerly Collins & Aikman Holdings Corporation) 1994 Employee Stock Option Plan.

     (a) Expressions not otherwise defined herein have the same meanings as they have in Schedule 9.

     (b) Any reference herein to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

2.   Applicability of the U.S. Plan

     Save as hereinafter specified, all the terms and provisions of the U.S. Plan shall apply mutatis mutandis to the grant of Approved Stock Options under the U.K. Scheme.

3.   Eligibility

     (a) Subject to sub-rule (3) below, a person is eligible to be granted an Approved Stock Option if (and only if) he is a full-time director or qualifying employee of a Participating Company.

     (b) For the purposes of sub-rule (1) above:-

          (i) a person shall be treated as a full-time director of a Participating Company if he is obliged to devote to the performance of the duties of his office or employment with that and any other Participating Company not less than 25 hours a week (excluding meal breaks);

          (ii) a qualifying employee, in relation to a Participating Company, is an employee of the Participating Company (other than one who is a director of a Participating Company).

     (c) A person is not eligible to be granted an Option under the U.K. Scheme at any time when he is not eligible to participate in the U.K. Scheme by virtue of paragraph 8 of Schedule 9.

4.   Grant of Options

     (a) Subject to sub-rule (3) below, the Committee may grant to any person who is eligible to be granted an Option under the U.K. Scheme an Approved Stock Option to acquire Shares which satisfy the requirements of paragraphs 10 to 14 of Schedule 9, upon the terms set out in the U.K. Scheme and upon such other objective terms as the Committee may reasonably specify (provided that no such other terms may be so specified at a time when the U.K. Scheme is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue).

     (b) The grant of an Approved Stock Option shall be subject to obtaining any approval or consent which may be required under the provisions of any regulation or enactment.

     (c) No person shall be granted Approved Stock Options under the U.K. Scheme which would, at the time they are granted, cause the aggregate market value of the Shares which he may acquire in pursuance of options granted to him under the U.K. Scheme or under any other share option scheme, not being a savings-related share option scheme, approved under
         Schedule 9 and established by the Company or by any associated company of the Corporation (and not exercised) to exceed or further exceed (Pounds)30,000. Any Stock Options granted in excess of this amount shall be granted under the unapproved Collins & Aikman Corporation 1994 Employee Stock Option Plan.

     (d) For the purposes of sub-rule (3) above:-

          (i) in the case of an Option granted under the U.K. Scheme the aggregate market value of the shares shall be calculated as on the day by reference to which the price at which Shares may be acquired by the exercise thereof is determined as mentioned in Rule 5(2) below;

          (ii) in the case of an Option granted under any other approved scheme, as at the time when it was granted or, in a case where an agreement relating to the shares has been made under paragraph 29 of Schedule 9, such earlier time or times as may be provided in the agreement; and

          (iii) In the case of any other Option, the aggregate fair market value of shares shall be calculated as on the day or days by reference to which the price at which shares may be acquired by the exercise hereof was determined.

     (e) Unless otherwise agreed with the Inland Revenue, the United States dollar exchange rate for pounds sterling for the purposes of calculating the limit in sub-rule (3) above shall be the noon buying rate in the City of London on the day by reference to which the price at which Shares may be acquired on the exercise of the Option is determined as mentioned in Rule 5(2) below.

     (f) Article V (A) of the U.S Plan shall not apply to the grant of Approved Stock Options under the U.K. Scheme and options under the U.K. Scheme shall not be granted, or adjustments made to them which would create an entitlement to a fraction of a share.


5.   Exercise Price and Consideration

     (a) Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Company from the Optionee of payment in full in cash. The provisions of Article VI (F) of the U.S. Plan permitting the purchase of Shares on exercise by means other than the payment of cash shall not apply to the grant of Approved Stock Options under the U.K. Scheme.

     (b) The price per Share under each Approved Stock Option granted by the Committee shall be such price as is determined by the Committee before the grant thereof, provided that it shall not be less than 100% of the Fair Market Value per Share on the Option Grant Date (or such other dealing day as may be agreed with the Inland Revenue).

     (c) The Fair Market Value per Share on any day shall be determined as follows:-


          (i) if shares of the same class as the Shares are quoted on the New York Stock Exchange, the Fair Market Value per Share shall be the average between the highest and lowest quoted selling price per Share in the New York Stock Exchange Composite Transactions Tape on that day (and if there shall be no sale of Shares reported on such date, the Fair Market Value shall be deemed equal to the average between the highest and lowest sale price of a Share on such Composite Tape for the last preceding date on which sales of Shares were reported);

          (ii) if paragraph (a) above does not apply, the Fair Market Value shall be equal to the higher of (i) market value (within the meaning of Part VIII of the United Kingdom's Capital Gains Tax Act 1992) of Shares, as agreed in advance for the purposes of the U.K. Scheme with the Shares Valuation Division of the Inland Revenue, on that day; and (ii) Fair Market Value in accordance with the definition set out in the U.S. Plan.

6.   Exercise of Option

     (a) A person is not eligible to exercise an Approved Stock Option granted under the U.K. Scheme at any time when he is not eligible to participate in the U.K. Scheme by virtue of paragraph 8 of Schedule 9.

     (b) The provisions of Article VI (D) of the U.S. Plan which allows the Committee to accelerate the exercise of options which have not yet vested shall not apply to the grant of Approved Stock Options under the U.K. Scheme.

     (c) For the avoidance of doubt Article VI (I) of the U.S. Plan is no longer in effect and therefore does not apply to the grant of Approved Stock Options under the U.K. Scheme.

     (d) Article VII of the U.S. Plan shall apply in respect of Approved Stock Options granted under the UK Scheme, save that Approved Stock Options granted under the U.K. Scheme may not be exercised more than 12 months following the death of a Participant.

7.   Adjustments upon Changes in Capitalization or Merger

     (a) Article V(C) of the U.S. Plan shall apply to Approved Stock Options granted under the U.K. Scheme in respect of a variation of capital of the Company only, save that no adjustment under Article V(C) shall be made to an Approved Stock Option at a time when the UK Scheme is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue.

     (b) If any company ("the acquiring company") obtains control of the Company as a result of making -


          (i) a general offer to acquire the whole of the Common Stock of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company, or

          (ii) a general offer to acquire all the shares in the Company which are of the same class as the Shares which may be acquired by the exercise of Options granted under the U.K. Scheme,

     any Optionee may at any time within the appropriate period (which expression shall be construed in accordance with paragraph 15(2) of
     Schedule 9), by agreement with the acquiring company, release any Option granted under the U.K. Scheme which has not lapsed ("the old option") in consideration of the grant to him of an option ("the new option") which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or some other company falling within paragraph 10(b) or (c) of
     Schedule 9).

     (c) The new option shall not be regarded for the purposes of sub-rule (2) above as equivalent to the old option unless the conditions set out in paragraph 15(3) of Schedule 9 are satisfied, but so that the provisions of the U.K. Scheme shall for this purpose be construed as if:-

          (i) the new option were an Option granted under the U.K. Scheme at the same time as the old option;

          (ii) except for the purposes of the definitions of "Participating Company" and "Subsidiary" in Rule 1 above and the references to "the Committee" in Rule 4(1) above, the reference to Collins & Aikman Corporation in the definition of "Company" in Article II of the U.S. Plan were a reference to the different company mentioned in sub-rule (2) above.

8.   Amendment and Termination of the U.K. Scheme

     (a) The provisions of Article X of the U.S. Plan shall apply mutatis mutandis to the U.K. Scheme, save that if an amendment is made to the U.K. Scheme or to the terms of an Approved Stock Option at a time when the U.K. Scheme is approved by the Inland Revenue under Schedule 9, the approval will not thereafter have effect unless the Inland Revenue have approved the alteration or addition.

     (b) As soon as reasonably practicable after making any amendment to the U.K. Scheme under sub-rule (1) above, the Committee shall give notice in writing thereof to any Optionee affected thereby and, if the U.K. Scheme is then approved by the Inland Revenue under Schedule 9, to the Inland Revenue.

     (c) In accordance with the Committees' powers under Article IV of the US Plan, the Committee shall if it deems necessary delegate authority to any one or more of the officers of the Corporation to be responsible for the administration of the U.K. Scheme.


9.   Miscellaneous

     (a) Within thirty days after an Option has been exercised by any person, the Committee on behalf of the Company shall allot to him or, as appropriate, procure the transfer to him of the number of Shares in respect of which the Option has been exercised.

     (b) All Shares allotted under the U.K. Scheme shall rank pari passu in all respect with the Shares of the same class for the time being in issue save as regards any rights attaching to such shares by reference to a record date prior to the date of the allotment.

     (c) For the avoidance of doubt, it is hereby confirmed that Awards of Incentive Stock Options may not be made under the U.K. Scheme.



                                          CLIFFORD CHANCE

                                          200 Aldersgate Street
                                          LONDON
                                          EC1A 4JJ

                                          Tel. 071 600 0000
                                          Fax. 071 600 5555

================================================================================

                          COLLINS & AIKMAN CORPORATION

                         2000 EMPLOYEE STOCK OPTION PLAN

================================================================================






























                                                      As Adopted January 1, 2000

                                TABLE OF CONTENTS

                                                                           Page


I.   PURPOSES OF THE PLAN...................................................  1

II.  DEFINITIONS............................................................  1

III. EFFECTIVE DATE.........................................................  4

IV.  ADMINISTRATION.........................................................  4

     A.    Duties of the Committee..........................................  4
     B.    Advisors.........................................................  5
     C.    Indemnification..................................................  5
     D.    Meetings of the Committee........................................  5
     E.    Determinations...................................................  5

V.   SHARES; ADJUSTMENT UPON CERTAIN EVENTS.................................  6

     A.    Shares to be Delivered; Fractional Shares........................  6
     B.    Number of Shares.................................................  6
     C.    Adjustments; Recapitalization, etc...............................  6

VI.  AWARDS AND TERMS OF OPTIONS............................................  7

     A.    Grant............................................................  7
     B.    Exercise Price...................................................  7
     C.    Number of Shares.................................................  7
     D.    Exercisability...................................................  7
     E.    Acceleration of Exercisability...................................  8
     F.    Exercise of Options..............................................  8
     G.    [Reserved].......................................................  9
     H.    Non-Competition and Other Provisions.............................  9
     I.    [Reserved].......................................................  9
     J.    Incentive Stock Option Limitations...............................  9

VII. EFFECT OF TERMINATION OF RELATIONSHIP.................................. 10

     A.    Death, Disability, Retirement, etc............................... 10
     B.    Cause............................................................ 10
     C.    Other Termination................................................ 11
     D.    Cancellation of Options.......................................... 11

VIII.      TRANSFERABILITY OF OPTIONS....................................... 11

IX.        RIGHTS AS A STOCKHOLDER.......................................... 11

X.         TERMINATION, AMENDMENT AND MODIFICATION.......................... 11

     A.    General Amendments............................................... 11

XI.        USE OF PROCEEDS.................................................. 12

XII. GENERAL PROVISIONS..................................................... 12

     A.    Right to Terminate Employment ................................... 12
     B.    Purchase for Investment.......................................... 12
     C.    Trusts, etc...................................................... 12
     D.    Notices.......................................................... 13
     E.    Severability of Provisions....................................... 13
     F.    Payment to Minors, Etc........................................... 13
     G.    Headings and Captions............................................ 13
     H.    Controlling Law.................................................. 13
     I.    Section 162(m) Deduction Limitation.............................. 13
     J.    Section 16(b) of the Act......................................... 14

XIII.      ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES      14

     A.    Stock Certificates............................................... 14
     B.    Legends.......................................................... 14
     C.    Payment of Expenses.............................................. 14

XIV. LISTING OF SHARES AND RELATED MATTERS.................................. 14

XV.  WITHHOLDING TAXES...................................................... 14

Schedule I.     2000 U.K. EXECUTIVE STOCK OPTION SCHEME .................... 16

                          Collins & Aikman Corporation

                         2000 Employee Stock Option Plan

                            (Adopted January 1, 2000)

I.    PURPOSES OF THE PLAN

          The purposes of this 2000 Employee Stock Option Plan are to enable Collins & Aikman Corporation (formerly Collins & Aikman Holdings Corporation) (the "Company") and Related Persons (as defined herein) to attract, retain and motivate the employees and consultants who are important to the success and growth of the business of the Company and Related Persons and to create a long-term mutuality of interest between the Key Employees and Executive Consultants (as defined herein) and the stockholders of the Company by granting the Key Employees and Executive Consultants options to purchase Common Stock (as defined herein). This document shall supersede all other material describing this Plan, including, but not limited to, prior drafts hereof and any documents incorporating the terms and provisions of any such prior drafts.


II.   DEFINITIONS

          In addition to the terms defined elsewhere herein, for purposes of this Plan, the following terms will have the following meanings when used herein with initial capital letters:

          A. "Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

          B.       "Board" means the Board of Directors of the Company.

          C. "Cause" means that the Committee shall have determined that any of the following events has occurred: (1) an act of fraud, embezzlement, misappropriation of business or theft committed by a Participant in the course of his or her employment or consultancy or any intentional or gross negligent misconduct of a Participant which injures the business or reputation of the Company or Related Persons; (2) intentional or gross negligent damage committed by a Participant to the property of the Company or Related Persons; (3) a Participant's willful failure or refusal to perform the customary duties and responsibilities of his or her position or consultancy with the Company or Related Persons; (4) a Participant's breach of fiduciary duty, or the making of a false representation, to the Company or Related Persons; (5) a Participant's material breach of any covenant, condition or obligation required to be performed by him or her pursuant to this Plan, the Option Agreement or any other agreement between him or her and the Company or Related Persons or a Participant's intentional or gross negligent violation of any material written policy of the Company or Related Persons; (6) a Key Employee's willful failure or refusal to act in accordance with any specific lawful instructions of a majority of the Board of Directors of the Company; or (7) commission by a Participant of a felony or a crime involving moral turpitude.

Cause shall be deemed to exist as of the date any of the above events occur even if the Committee's determination is later and whether or not such determination is made before or after Termination of Employment or Termination of Consultancy.

          D. "Code" means the Internal Revenue Code of 1986, as amended (or any successor statute).

          E. "Committee" means such committee, if any, appointed by the Board to administer the Plan, consisting of two or more directors as may be appointed from time to time by the Board, provided however that for the purpose of determining any compensation under the Plan of a "covered employee", within the meaning of Section 162(m) of the Code and the regulations relating thereto ("Section 162(m)"), which is intended to qualify as "performance-based" within the meaning of Section 162(m) ("Qualified Compensation") and deciding all matters related to Qualified Compensation which are required under Section 162(m) to be decided by "outside directors" (including without limitation making grants and determining material terms of grants), "Committee" shall mean the
Section 162(m) Committee of the Board. If the Board does not appoint a committee for this purpose, "Committee" means the Board.

          F. "Common Stock" means the common stock of the Company, par value $.01 per share, any Common Stock into which the Common Stock may be converted and any Common Stock resulting from any reclassification of the Common Stock.

          G. "Company" means Collins & Aikman Corporation, a Delaware corporation.

          H. "Competitive Activity" means (a) being employed by, consulting to or being a director of any business, or engaging directly or indirectly in any business activity, that is competitive with any material business of any of the Company, a Related Person or of the division that the Participant is or was employed by or (b) soliciting for employment or consulting, employing or retaining, or assisting another Person to employ or retain, directly or indirectly, any employees of the Company or Related Persons or any Person who was an employee of the Company or Related Persons in the prior six months, provided, however, that employing or retaining, or assisting another Person to employ or retain, any Person whose employment or consultancy with the Company or a Related Person has been terminated without Cause or any Person that is non-exempt under the Federal Fair Labor Standards Act, 29 USC ss. 213(a)(1) shall not be considered Competitive Activity.

          I. "Disability" means a permanent and total disability, as determined by the Committee in its sole discretion. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability.

          J. "Executive Consultants" shall mean executive-level consultants of the Company or Related Persons, as determined by the Committee, provided, however, that no managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan.

          K. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales prices reported for the Common Stock on the applicable date, (i) as reported by the principal national securities exchange in the United States on which it is then traded, or
(ii) if not traded on any such
national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, or if the sale of the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not readily tradeable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set by the Committee based upon its assessment of the cash price that would be paid between a fully informed buyer and seller under no compulsion to buy or sell (without giving effect to any discount for a minority interest or any restrictions on transferability or any lack of liquidity of the stock).

          L. "Incentive Stock Option" shall mean any Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          M. "Key Employee" means any person who is an executive officer or other valuable employee of the Company or a Related Person, as determined by the Committee, provided, however, that no managing director, general partner, limited partner, director, officer or employee of Wasserstein Perella & Co., Inc. or The Blackstone Group L.P. that is a director of the Company will be eligible to participate in the Plan. A Key Employee may, but need not, be an officer or director of the Company or a Related Person.

          N. "Non-Qualified Stock Option" shall mean any Option awarded under this Plan that is not an Incentive Stock Option.

          O. "Option" means the right to purchase one Share at a prescribed purchase price on the terms specified in the Plan.

          P. "Participant" means a Key Employee or Executive Consultant who is granted Options under the Plan which Options have not expired; provided, however, that any Executive Consultant shall be a Participant for purposes of the Plan solely with respect to grants of Non-Qualified Stock Options and shall be ineligible for Incentive Stock Options.

          Q. "Person" means any individual or entity, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person as the context may require.

          R.       [Reserved]

          S. "Related Person or Related Persons" means (a) any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code or (b) any corporation that is defined as a parent corporation in Section 424(e) of the Code. An entity shall be deemed a Related Person only for such periods as the requisite ownership relationship is maintained.

          T. "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder.

          U.       "Share" means a share of Common Stock.

          V. "Ten Percent Shareholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company as defined in
Section 422 of the Code.

          W. "Termination of Consultancy" with respect to an individual means that individual is no longer acting as an Executive Consultant to the Company or a Related Person. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Consultancy of any individual who is not otherwise an Executive Consultant of the Company or another Related Person at the time the entity ceases to be a Related Person.

          X. "Termination of Employment" with respect to an individual means that individual is no longer actively employed by the Company or a Related Person on a full-time basis, irrespective of whether or not such employee is receiving salary continuance pay, is continuing to participate in other employee benefit programs or is otherwise receiving severance type payments. In the event an entity shall cease to be a Related Person, there shall be deemed a Termination of Employment of any individual who is not otherwise an employee of the Company or another Related Person at the time the entity ceases to be a Related Person. A Termination of Employment shall not include a leave of absence approved for purposes of the Plan by the Committee.

          Y. "Termination of Relationship" means a Termination of Consultancy or a Termination of Employment where the individual is no longer a consultant to, or employee of, the Company.


III.  EFFECTIVE DATE

          The Plan became effective on January 1, 2000 (the "Effective Date"). Grants of Options by the Committee under the Plan may be made, provided that all such grants of Options shall be subject to approval of the Plan, by the holders of a majority of the Common Stock (at the time of approval) . If the Plan is not so approved by the holders of a majority of the Common Stock (at the time of approval), all Options which have been granted by the Committee shall be null and void. No Options may be exercised prior to the approval of the Plan, by the holders of a majority of the Common Stock (at the time of approval).

IV.   ADMINISTRATION

          A. Duties of the Committee. The Plan shall be administered by the Committee. The Committee shall have full authority to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan; to establish, amend and rescind rules for carrying out the Plan; to administer the Plan, subject to its provisions; to select Participants in, and grant Options under, the Plan; to determine the terms, exercise price and form of exercise payment for each Option granted under the Plan; to determine the consideration to be received by the Company in exchange for the grant of the Options; to determine whether and to what extent Incentive Stock Options and Non-Qualified Stock Options, or any combination thereof, are to be granted hereunder to one or more Key Employees and to determine whether and to what extent Non-Qualified Stock Options are to be granted hereunder to one or more Executive Consultants; to prescribe the form or forms of instruments evidencing Options and any other instruments required under the Plan (which need not be uniform) and to change such forms from time to time; and to make all other determinations and to take all such steps in connection with the Plan and the Options as the Committee, in its sole discretion, deems necessary or desirable. The Committee shall not be bound to any standards of uniformity or similarity of action, interpretation or conduct in the discharge of its duties hereunder, regardless of the apparent similarity of the matters coming before it. Any determination, action or conclusion of the Committee shall be final, conclusive and binding on all parties. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

          B. Advisors. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any advice or opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

          C. Indemnification. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, members or former members may have as directors under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Related Person.

          D. Meetings of the Committee. The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of its meetings and the transaction of its business. Any member of the Committee may be removed from the Committee at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board. All determinations by the Committee shall be made by the affirmative vote of a majority of its members. Any such determination may be made at a meeting duly called and held at which a majority of the members of the Committee are in attendance in person or through telephonic communication. Any determination set forth in writing and signed by all the members of the Committee shall be as fully effective as if it had been made by a majority vote of the members at a meeting duly called and held.

          E. Determinations. Each determination, interpretation or other action made or taken pursuant to the provisions of this Plan by the Committee shall be final, conclusive and binding for all purposes and upon all persons, including, without limitation, the Participants, the Company and Related Persons, directors, officers and other employees of the Company and Related Persons, and the respective heirs, executors, administrators, personal representatives and other successors in interest of each of the foregoing.

V.    SHARES; ADJUSTMENT UPON CERTAIN EVENTS

          A. Shares to be Delivered; Fractional Shares. Shares to be issued under the Plan shall be made available on an annual basis, at the sole discretion of the Committee, either from authorized but unissued Shares or from Shares reacquired by the Company and held in treasury.

          No fractional Shares will be issued or transferred upon the exercise of any Option. In lieu thereof, the Company shall pay a cash adjustment equal to the same fraction of the Fair Market Value of one Share on the date of exercise.

          B.       Number of Shares. Subject to adjustment as provided in this
Article V, the maximum aggregate number of Shares that may be issued under the Plan shall be 6,000,000. If Options are for any reason canceled, or expire or terminate unexercised, the Shares covered by such Options shall again be available for the grant of Options, subject to the foregoing limit.

          C. Adjustments; Recapitalization, etc. The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Related Persons, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding. The Committee may make or provide for such adjustments in the maximum number of Shares specified in Article V(B) and VI(A), in the number of Shares covered by outstanding Options granted hereunder, and/or in the Purchase Price (as hereinafter defined) applicable to such Options or such other adjustments in the number and kind of securities received upon the exercise of Options, as the Committee in its sole discretion may determine is equitably required to prevent dilution or enlargement of the rights of Participants or to otherwise recognize the effect that otherwise would result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (the foregoing being referred to as "Acquisition Events"), then the Committee may in its sole discretion terminate all outstanding Options effective as of the consummation of the Acquisition Event by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event; provided that, during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each Participant shall have the right to exercise in full all the Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number and class of shares and/or other securities or property subject to Options theretofore granted or the Purchase Price (as hereinafter defined).

VI.   AWARDS AND TERMS OF OPTIONS

          A. Grant. The Committee may grant Non-Qualified Stock Options or Incentive Stock Options, or any combination thereof to Key Employees and may grant Non-Qualified Stock Options to Executive Consultants, provided, that the maximum number of Shares with respect to which Options may be granted to any Key Employee or Executive Consultant during any calendar year may not exceed 1,000,000, except that in the year of the first grant of Options to a Key Employee or Executive Consultant. To the extent that the maximum number of authorized Shares with respect to which Options may be granted are not granted in a particular calendar year to a Participant (beginning with the year in which the Participant receives his or her first grant of Options hereunder), such ungranted Options for any year shall increase the maximum number of Shares with respect to which Options may be granted to such Participant in subsequent calendar years during the term of the Plan until used. Any Incentive Stock Option shall be granted within ten years of the date the Plan is adopted by the Board or approved by shareholders, whichever is earlier. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Each Option shall be evidenced by an Option agreement (the "Option Agreement") in such form as the Committee shall approve from time to time.

          B. Exercise Price. The purchase price per Share (the "Purchase Price") deliverable upon the exercise of a Non-Qualified Stock Option or an Incentive Stock Option shall be determined by the Committee and set forth in a Participant's Option Agreement but shall be not less than 100% of the Fair Market Value of a Share at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Purchase Price shall be no less than 110% of the Fair Market Value of a Share.

          C. Number of Shares. The Option Agreement shall specify the number of Options granted to the Participant, as determined by the Committee in its sole discretion.

          D. Exercisability. At the time of grant, the Committee shall specify when and on what terms the Options granted shall be exercisable. In the case of Options not immediately exercisable in full, the Committee may at any time accelerate the time at which all or any part of the Options may be exercised and may waive any other conditions to exercise. No Option shall be exercisable after the expiration of ten years from the date of grant; provided, however, the term of an Incentive Stock Option granted to a Ten Percent Shareholder may not exceed five years. Each Option shall be subject to earlier termination as provided in Article V above and Article VII below.

          E.       Acceleration of Exercisability.

                All Options granted and not previously exercisable shall become fully exercisable immediately upon a Change of Control (as defined herein). For this purpose, a "Change of Control" shall be deemed to have occurred upon:

                           (a) an acquisition by any individual, entity or group (within the meaning of Section 13d-3 or 14d-1 of the Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of more than 80% of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, including, but not limited to, by merger, consolidation or similar corporate transaction or by purchase; excluding, however, the following: (x) any acquisition by the Company, Related Persons, Wasserstein Perella Partners, L.P., Blackstone Capital Partners L.P. or an affiliate of any of the foregoing, or (y) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or Related Persons; or

                           (b) the approval of the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of more than 80% of the gross assets of the Company and Related Persons on a consolidated basis (determined under generally accepted accounting principles as determined in good faith by the Committee); excluding, however, such a sale or other disposition to a corporation with respect to which, following such sale or other disposition, (x) more than 20% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the outstanding Shares immediately prior to such sale or other disposition, (y) no Person (other than the Company, Related Persons, and any employee benefit plan (or related trust) of the Company or Related Persons or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the outstanding Shares) will beneficially own, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (z) individuals who were members of the Board will constitute at least a majority of the members of the board of directors of such corporation.

          F.       Exercise of Options.

                   1. A Participant may elect to exercise one or more Options by giving written notice to the Committee of such election and of the number of Options such Participant has elected to exercise, accompanied by payment in full of the aggregate Purchase Price for the number of Shares for which the Options are being exercised; provided, however, that, in the case of a notice of exercise delivered to the Committee by facsimile, such payment may be made by delivery of payment to the Committee on the business day next following the date on which such notice of exercise is delivered (such delivery being deemed to have been duly made if the Participant giving such facsimile notice shall have dispatched such payment by a nationally recognized overnight courier service guaranteeing delivery on such next business day, provided such payment is actually received by the Company).

                    2. Shares purchased pursuant to the exercise of Options shall be paid for as follows:

                        (a) in cash or by check, bank draft or money order payable to the order of Company;


                        (b) if the Shares are traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Purchase Price; or

                        (c) on such other terms and conditions as may be acceptable to the Committee (which may include payment in full or in part by the transfer of Shares which have been owned by the Participant for at least 6 months or the surrender of Options owned by Participant) and in accordance with applicable law.

                    3. Upon receipt of payment, the Company shall deliver to the Participant as soon as practicable a certificate or certificates for the Shares then purchased.

                  G.    [Reserved]

                  H. Non-Competition and Other Provisions. In consideration of the grant of Options, by accepting the grant of Options the Participant agrees during employment and, in the event any Options vest, for a period ending one year following the date of the Participant's Termination of Employment, not to engage in any Competitive Activity, except to the extent consented to by the Committee in writing. Each Participant by accepting a grant of Options hereunder acknowledges that the Company or a Related Person will suffer irreparable harm in the event such Participant engages in any Competitive Activity during this period, and agrees that in addition to its remedies at law, the Company and a Related Person shall be entitled to injunctive relief as a consequence of a violation or threatened violation of this covenant. Notwithstanding the foregoing, nothing in this Plan shall prohibit or penalize ownership by a Participant of the shares of a business that is registered under Section 12 of the Act and constitutes, together with all such shares owned by any immediate family member or affiliate of, or person acting in concert with, such Participant, less than 2% of the outstanding registered shares of such business. The Committee will have the discretion to impose in a Participant's Option Agreement such other conditions, limitations and restrictions as it determines are appropriate in its sole discretion, including any waivers of rights which a Participant may have.

                  I.    [Reserved]

                  J. Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other stock option plan of the Company or any subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                  To the extent permitted under Section 422 of the Code, or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant's employment with the Company or Related Person is terminated by reason of death, Disability, retirement or termination without Cause, and (ii) the portion of any Incentive Stock Option that would be exercisable during the post-termination period specified under Article VII but for the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of such Stock Option that is immediately exercisable as an `incentive stock option' during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option. If the exercise of an Incentive Stock Option is accelerated for any reason, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                  Should any of the foregoing provisions not be necessary in order for the Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the shareholders of the Company, except as otherwise required by law.


VII.     EFFECT OF TERMINATION OF RELATIONSHIP

                A. Death, Disability, Retirement, etc. Except as otherwise provided in the Participant's Option Agreement, upon Termination of Relationship, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Relationship (and any Options not previously exercisable but made exercisable by the Committee at or after the Termination of Relationship) shall remain exercisable by the Participant to the extent not exercised for the following time periods, or, if earlier, the prior expiration of the Option in accordance with the terms of the Plan and grant:

                   1. In the event of the Participant's death or Disability, such Options shall remain exercisable by the Participant (or by the Participant's estate or by the person given authority to exercise such Options by the Participant's will or by operation of law) for a period of one year from the date of the Participant's death or Disability, provided that the Committee, in its sole discretion, may at any time extend such time period.

                   2. In the event the Participant retires from employment at or after age 65 (or, with the consent of the Committee or under an early retirement policy of the Company or a Related Person, before age
         65), or if the Participant's employment is terminated by the Company or a Related Person without Cause, such Options shall remain exercisable for 90 days from the date of the Participant's Termination of Employment, provided that the Committee, in its sole discretion, may at any time extend such time period.

                B. Cause. Upon the Termination of Relationship of a Participant for Cause, or if the Company or a Related Person obtains or discovers information after Termination of Relationship that such Participant had engaged in conduct that would have justified a Termination of Relationship for Cause during employment or consultancy, all outstanding Options of such Participant shall immediately be canceled.

                C. Other Termination. In the event of Termination of Relationship for any reason other than as provided in Article VII(A) or VII(B), all outstanding Options not exercised by the Participant prior to such Termination of Relationship shall remain exercisable (to the extent exercisable by such Participant immediately before such termination) for a period of 30 days after such termination, provided that the Committee, in its sole discretion, may at any time extend such time period.

                D.     Cancellation of Options. Except as otherwise provided in
Article VI(E), no Options that were not exercisable during the period of employment or consultancy shall thereafter become exercisable upon a Termination of Relationship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Relationship, unless the Committee determines in its sole discretion that such Options shall be exercisable.


VIII.    TRANSFERABILITY OF OPTIONS

                Except as provided in this Article VIII, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Participant's lifetime, only by the Participant. A Non-Qualified Stock Option may be transferred to any family member (as hereinafter defined) of the Participant or transferred to entities controlled by the Participant and/or such family members for or without consideration. For purposes of this Article VIII, "family member" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

IX.      RIGHTS AS A STOCKHOLDER

                A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any Shares covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such Shares, and no adjustments shall be made for dividends in cash or other property or distributions or other rights in respect to any such Shares, except as otherwise specifically provided in this Plan.

X.       TERMINATION, AMENDMENT AND MODIFICATION

                A. General Amendments. At any time the Committee may amend or terminate the Plan or suspend the Plan in whole or in part.

                The Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not be materially impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company entitled to vote, no amendment may be made which would require the approval of the stockholders of the Company for listing of the Shares issuable upon exercise of the Options on the New York Stock Exchange.

                The Committee may amend the terms of any Option granted, prospectively or retroactively, but, subject to Article VI above or as otherwise provided herein, no such amendment or other action by the Committee shall materially impair the rights of any Participant without the Participant's consent. No modification of an Option shall adversely affect the status of an Incentive Stock Option as an incentive stock option under Section 422 of the Code. Notwithstanding the foregoing, however, no such amendment may, without the approval of the stockholders of the Company, effect any change that would require stockholder approval under applicable law.


XI.      USE OF PROCEEDS

                The proceeds of the sale of Shares subject to Options under the Plan are to be added to the general funds of Company and used for its general corporate purposes as the Board shall determine.


XII.     GENERAL PROVISIONS

                A. Right to Terminate Employment. Neither the adoption of the Plan nor the grant of Options shall impose any obligation on the Company or Related Persons to continue the employment of any Participant, nor shall it impose any obligation on the part of any Participant to remain in the employ of the Company or Related Persons.

                B. Purchase for Investment. If the Board or the Committee determines that the law so requires, the holder of an Option granted hereunder shall, upon any exercise or conversion thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, representing and warranting that such Participant is purchasing or accepting the Shares then acquired for such Participant's own account and not with a view to the resale or distribution thereof, that any subsequent offer for sale or sale of any such Shares shall be made either pursuant to (i) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement shall have become effective and shall be current with respect to the Shares being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act, and that in claiming such exemption the holder will, prior to any offer for sale or sale of such Shares, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exemption.

                C. Trusts, etc. Nothing contained in the Plan and no action taken pursuant to the Plan (including, without limitation, the grant of any Option thereunder) shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant or the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. Any reserves that may be established by the Company in connection with the Plan shall continue to be part of the general funds of the Company, and no individual or entity other than the Company shall have any interest in such funds until paid to a Participant. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

                D. Notices. Any notice to the Company required by or in respect of this Plan will be addressed to the Company at 5755 New King Court, Troy, MI 48098, Attention: Sr. Vice President, Human Resources, or such other place of business as shall become the Company's principal executive offices from time to time, or sent to the Company by facsimile to (248) 824-1613, Attention:
Sr. Vice President, Human Resources, or to such other facsimile number as the Company shall notify each Participant. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing to such Participant of notices and the delivery to such Participant of agreements, Shares and payments. Any such notice to the Participant will, if the Company has received notice that the Participant is then deceased, be given to the Participant's personal representative if such representative has previously informed the Company of his status and address (and has provided such reasonable substantiating information as the Company may request) by written notice under this Section. Any notice required by or in respect of this Plan will be deemed to have been duly given when delivered in person or when dispatched by telegram or, in the case of notice to the Company, by facsimile as described above, or one business day after having been dispatched by a nationally recognized overnight courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid. The Company assumes no responsibility or obligation to deliver any item mailed to such address that is returned as undeliverable to the addressee and any further mailings will be suspended until the Participant furnishes the proper address.

                E. Severability of Provisions. If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions of the Plan, and the Plan shall be construed and enforced as if such provisions had not been included.

                F. Payment to Minors, Etc. Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Company and their employees, agents and representatives with respect thereto.

                G. Headings and Captions. The headings and captions herein are provided for reference and convenience only. They shall not be considered part of the Plan and shall not be employed in the construction of the Plan.

                H. Controlling Law. The Plan shall be construed and enforced according to the laws of the State of Delaware.

                I. Section 162(m) Deduction Limitation. The Committee at any time may in its sole discretion limit the number of Options that can be exercised in any taxable year of the Company, to the extent necessary to prevent the application of Section 162(m) of the Code (or any similar or successor provision), provided that the Committee may not postpone the earliest date on which Options can be exercised beyond the last day of the stated term of such Options.

                J. Section 16(b) of the Act. All elections and transactions under the Plan by persons subject to Section 16 of the Act involving shares of Common Stock are intended to comply with all exemptive conditions under Rule 16b-3 promulgated under Section 16(b) of the Act. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

XIII.    ISSUANCE OF STOCK CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

                A. Stock Certificates. Upon any exercise of an Option and payment of the exercise price as provided in such Option, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company or a book entry shall be made by the Company in the name of the person or persons exercising such Option and shall be delivered to or upon the order of such person or persons.

                B. Legends. Certificates for Shares issued upon exercise of an Option shall bear such legend or legends as the Committee, in its sole discretion, determines to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act or to implement the provisions of any agreements between Company and the Participant with respect to such Shares.

                C. Payment of Expenses. The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer and with the administration of the Plan.

XIV.     LISTING OF SHARES AND RELATED MATTERS

                If at any time the Board or the Committee shall determine in its sole discretion that the listing, registration or qualification of the Shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the grant of Options or the award or sale of Shares under the Plan, no Option grant shall be effective and no Shares will be delivered, as the case may be, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board.

XV.      WITHHOLDING TAXES

                The Company shall have the right to require prior to the issuance or delivery of any shares of Common Stock payment by the Participant of any Federal, state or local taxes required by law to be withheld.

                  The Committee may permit any such withholding obligation to be satisfied by reducing the number of shares of Common Stock otherwise deliverable. A person required to file reports under Section 16(a) of the Act with respect to securities of the Company may elect to have a sufficient number of shares of Common Stock withheld to fulfill such tax obligations (hereinafter a "Withholding Election") only if the election complies with such conditions as are necessary to prevent the withholding of such shares from being subject to
Section 16(b) of the Act. To the extent necessary under then current law, such conditions





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

shall include the following: the Withholding Election shall be subject to the approval of the full Board of Directors of the Company or a committee of the Board which consists of "non-employee directors" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the Act. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

























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

                                                                      SCHEDULE I


         COLLINS & AIKMAN CORPORATION 2000 U.K. EXECUTIVE STOCK OPTION SCHEME - SCHEDULE TO THE COLLINS & AIKMAN CORPORATION 1994 EMPLOYEE STOCK OPTION PLAN

1.       DEFINITIONS AND INTERPRETATION

         (a) Unless the context otherwise requires, all expressions defined in the U.S. Plan shall have the same meaning in the U.K. Scheme, save that:-

         "Fair Market Value" has the meaning set forth in sub-rule 5.(c);

         "Option" includes an Approved Stock Option as defined in sub-rule
         1.(b);

         "Related Person or Related Persons" includes "Subsidiary" as defined in sub-rule 1.(b).

         (b) In addition, the following expressions shall have the following meanings in the U.K. Scheme unless the context otherwise requires:

         "Approved Stock Option" means an Option granted in accordance with the U.K. Scheme;

         "the Inland Revenue" means the United Kingdom's Commissioners of Inland Revenue;

         "Participating Company" means the Company or a Subsidiary of the Company;

         "the U.K. Scheme" means the Collins & Aikman Corporation 2000 U.K. Executive Stock Option Scheme as herein set out but subject to any alterations or additions made under Rule 8 below;

         "Schedule 9" means Schedule 9 to the Taxes Act;

         "Subsidiary" shall mean a body corporate, whether now or hereafter existing which is:

               (i) a subsidiary of the Company within the meaning of Section 736 of the United Kingdom Companies Act 1985; and is

               (ii)    under the control of the Company within the meaning of
                       Section 840 of the Taxes Act.

         "the Taxes Act" means the United Kingdom's Income and Corporation Taxes Act 1988;

         "the U.S. Plan" means the Collins & Aikman Corporation (formerly Collins & Aikman Holdings Corporation) 2000 Employee Stock Option Plan.

         (a) Expressions not otherwise defined herein have the same meanings as they have in Schedule 9.





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

         (b) Any reference herein to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

2.       APPLICABILITY OF THE U.S. PLAN

         Save as hereinafter specified, all the terms and provisions of the U.S. Plan shall apply mutatis mutandis to the grant of Approved Stock Options under the U.K. Scheme.

3.       ELIGIBILITY

         (a) Subject to sub-rule (b) below, a person is eligible to be granted an Approved Stock Option if (and only if) he is a full-time director or qualifying employee of a Participating Company.

         (b)      For the purposes of sub-rule (a) above:-

                  (i) a person shall be treated as a full-time director of a Participating Company if he is obliged to devote to the performance of the duties of his office or employment with that and any other Participating Company not less than 25 hours a week (excluding meal breaks);

                  (ii) a qualifying employee, in relation to a Participating Company, is an employee of the Participating Company (other than one who is a director of a Participating Company).

         (c) A person is not eligible to be granted an Option under the U.K. Scheme at any time when he is not eligible to participate in the U.K. Scheme by virtue of paragraph 8 of Schedule 9.

4.       GRANT OF OPTIONS

         (a) Subject to sub-rule (c) below, the Committee may grant to any person who is eligible to be granted an Option under the U.K. Scheme an Approved Stock Option to acquire Shares which satisfy the requirements of paragraphs 10 to 14 of Schedule 9, upon the terms set out in the U.K. Scheme and upon such other objective terms as the Committee may reasonably specify (provided that no such other terms may be so specified at a time when the U.K. Scheme is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue).

         (b) The grant of an Approved Stock Option shall be subject to obtaining any approval or consent which may be required under the provisions of any regulation or enactment.

         (c) No person shall be granted Approved Stock Options under the U.K. Scheme which would, at the time they are granted, cause the aggregate market value of the Shares which he may acquire in pursuance of options granted to him under the U.K. Scheme or under any other share option scheme, not being a savings-related share option scheme, approved under Schedule 9 and established by the Company or by any associated company of the Corporation (and not exercised) to exceed or further exceed (pound)30,000. Any Stock Options granted in excess of this amount sHall be granted under the unapproved Collins & Aikman Corporation 1994 Employee Stock Option Plan.

         (d)      For the purposes of sub-rule (c) above:

                  (i) in the case of an Option granted under the U.K. Scheme the aggregate market value of the shares shall be calculated as on the day by reference to which the price at which Shares may be acquired by the exercise thereof is determined as mentioned in Rule 5(e) below;

                  (ii) in the case of an Option granted under any other approved scheme, as at the time when it was granted or, in a case where an agreement relating to the shares has been made under paragraph 29 of Schedule 9, such earlier time or times as may be provided in the agreement; and

                  (iii) In the case of any other Option, the aggregate fair market value of shares shall be calculated as on the day or days by reference to which the price at which shares may be acquired by the exercise hereof was determined.

         (e) Unless otherwise agreed with the Inland Revenue, the United States dollar exchange rate for pounds sterling for the purposes of calculating the limit in sub-rule (d) above shall be the noon buying rate in the City of London on the day by reference to which the price at which Shares may be acquired on the exercise of the Option is determined as mentioned in Rule 5 below.

         (f) Article V (A) of the U.S Plan shall not apply to the grant of Approved Stock Options under the U.K. Scheme and options under the U.K. Scheme shall not be granted, or adjustments made to them which would create an entitlement to a fraction of a share.


5.       EXERCISE PRICE AND CONSIDERATION

         (a) Shares shall be issued to the Optionee pursuant to the exercise of an Option only upon receipt by the Company from the Optionee of payment in full in cash. The provisions of
                  Article VI (F) of the U.S. Plan permitting the purchase of Shares on exercise by means other than the payment of cash shall not apply to the grant of Approved Stock Options under the U.K. Scheme.

         (b) The price per Share under each Approved Stock Option granted by the Committee shall be such price as is determined by the Committee before the grant thereof, provided that it shall not be less than 100% of the Fair Market Value per Share on the Option Grant Date (or such other dealing day as may be agreed with the Inland Revenue).

         (c) The Fair Market Value per Share on any day shall be determined as follows:

                  (i) if shares of the same class as the Shares are quoted on the New York Stock Exchange, the Fair Market Value per Share shall be the average between the highest and lowest quoted selling price per Share in the New York Stock Exchange Composite Transactions Tape on that day (and if there shall be no sale of Shares reported on such date, the Fair Market Value shall be deemed equal to the average between the highest and lowest sale price of a Share on such Composite Tape for the last preceding date on which sales of Shares were reported);

                  (ii) if paragraph (a) above does not apply, the Fair Market Value shall be equal to the higher of (i) market value (within the meaning of Part VIII of the United Kingdom's Capital Gains Tax Act 1992) of Shares, as agreed in advance for the purposes of the U.K. Scheme with the Shares Valuation Division of the Inland Revenue, on that day; and (ii) Fair Market Value in accordance with the definition set out in the U.S. Plan.

6.       EXERCISE OF OPTION

         (a) A person is not eligible to exercise an Approved Stock Option granted under the U.K. Scheme at any time when he is not eligible to participate in the U.K. Scheme by virtue of paragraph 8 of Schedule 9.

         (b) The provisions of Article VI (D) of the U.S. Plan which allows the Committee to accelerate the exercise of options which have not yet vested shall not apply to the grant of Approved Stock Options under the U.K. Scheme.

         (c) For the avoidance of doubt Article VI (I) of the U.S. Plan is no longer in effect and therefore does not apply to the grant of Approved Stock Options under the U.K. Scheme.

         (d) Article VII of the U.S. Plan shall apply in respect of Approved Stock Options granted under the UK Scheme, save that Approved Stock Options granted under the U.K. Scheme may not be exercised more than 12 months following the death of a Participant.

7.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER

         (a) Article V(C) of the U.S. Plan shall apply to Approved Stock Options granted under the U.K. Scheme in respect of a variation of capital of the Company only, save that no adjustment under Article V(C) shall be made to an Approved Stock Option at a time when the UK Scheme is approved by the Inland Revenue under Schedule 9 without the prior approval of the Inland Revenue.

         (b) If any company ("the acquiring company") obtains control of the Company as a result of making -

                  (i) a general offer to acquire the whole of the Common Stock of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company, or

                  (ii) a general offer to acquire all the shares in the Company which are of the same class as the Shares which may be acquired by the exercise of Options granted under the U.K. Scheme,

                  any Optionee may at any time within the appropriate period (which expression shall be construed in accordance with paragraph 15(2) of Schedule 9), by agreement with the acquiring company, release any Option granted under the U.K. Scheme which has not lapsed ("the old option") in consideration of the grant to him of an option ("the new option") which (for the purposes of that paragraph) is equivalent to the old option but relates to shares in a different company (whether the acquiring company itself or some other company falling within paragraph 10(b) or (c) of
                  Schedule 9).

         (c) The new option shall not be regarded for the purposes of sub-rule (2) above as equivalent to the old option unless the conditions set out in paragraph 15(3) of Schedule 9 are satisfied, but so that the provisions of the U.K. Scheme shall for this purpose be construed as if:-

                  (i) the new option were an Option granted under the U.K. Scheme at the same time as the old option;

                  (ii) except for the purposes of the definitions of "Participating Company" and "Subsidiary" in Rule 1 above and the references to "the Committee" in Rule 4(1) above, the reference to Collins & Aikman Corporation in the definition of "Company" in Article II of the U.S. Plan were a reference to the different company mentioned in sub-rule (2) above.

8.       AMENDMENT AND TERMINATION OF THE U.K. SCHEME

         (a) The provisions of Article X of the U.S. Plan shall apply mutatis mutandis to the U.K. Scheme, save that if an amendment is made to the U.K. Scheme or to the terms of an Approved Stock Option at a time when the U.K. Scheme is approved by the Inland Revenue under Schedule 9, the approval will not thereafter have effect unless the Inland Revenue have approved the alteration or addition.

         (b) As soon as reasonably practicable after making any amendment to the U.K. Scheme under sub-rule 8(a) above, the Committee shall give notice in writing thereof to any Optionee affected thereby and, if the U.K. Scheme is then approved by the Inland Revenue under Schedule 9, to the Inland Revenue.

         (c) In accordance with the Committees' powers under Article IV of the US Plan, the Committee shall if it deems necessary delegate authority to any one or more of the officers of the Corporation to be responsible for the administration of the U.K. Scheme.

9.       MISCELLANEOUS

         (a) Within thirty days after an Option has been exercised by any person, the Committee on behalf of the Company shall allot to him or, as appropriate, procure the transfer to him of the number of Shares in respect of which the Option has been exercised.

         (b) All Shares allotted under the U.K. Scheme shall rank pari passu in all respect with the Shares of the same class for the time being in issue save as regards any rights attaching to such shares by reference to a record date prior to the date of the allotment.

         (c) For the avoidance of doubt, it is hereby confirmed that Awards of Incentive Stock Options may not be made under the U.K. Scheme.



                                                       CLIFFORD CHANCE

                                                       200 Aldersgate Street
                                                       LONDON
                                                       EC1A 4JJ

                                                       Tel. 071 600 0000
                                                       Fax. 071 600 5555
























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